As filed with the Securities and Exchange Commission on or about April 28, 2020

Registration Statement File No. 033-82060

Registration Statement File No. 811-03542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 30

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 41

(Check appropriate box or boxes.)

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President

MML Bay State Life Insurance Company

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐         immediately upon filing pursuant to paragraph (b) of Rule 485.

☒        on    May 1, 2020     pursuant to paragraph (b) of Rule 485.

☐         60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐         on                            pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐         this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Select (VLS)
Issued by MML Bay State Life Insurance Company
MML Bay State Variable Life Separate Account I
This prospectus describes an individual, flexible premium, variable, whole life insurance policy (policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.
The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and one or more variable investment divisions (Separate Account divisions) offered through our separate account, MML Bay State Variable Life Separate Account I (Separate Account). Each Separate Account division, in turn, invests in the funds listed on the following page.
You bear the investment risk of any premium allocated to these Separate Account divisions. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.
The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Please see your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.
The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other life insurance you own.
The policy:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

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is not guaranteed by any bank or credit union.

•
may go down in value.

•
provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.
To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
(Fax) 1-866-329-4527
www.MassMutual.com
You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Beginning January 1, 2021, we will no longer send you paper copies of fund shareholder reports (Reports) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-866-444-2450. Your election to receive the Reports in paper will apply to all funds available with your policy.
If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, follow the instructions provided on the inside front cover of this prospectus.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus carefully before investing. You should keep it for future reference.
Effective May 1, 2020

MML Bay State Variable Life Separate Account I
The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA. You bear the entire investment risk for all account value you allocate to a Separate Account division.
We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.MassMutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund
   (Series I)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
   (Series I)
Invesco Oppenheimer V.I. Global Fund (Series I)
Invesco Oppenheimer V.I. Global Strategic Income Fund
   (Series I)
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund (Class I)
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)
MML Series Investment Fund
MML Equity Index Fund (Class II)
MML Series Investment Fund II
MML Blend Fund (Initial Class)
MML Equity Fund (Initial Class)
MML Managed Bond Fund (Initial Class)
MML Small Cap Equity Fund (Initial Class)
MML U.S. Government Money Market Fund (Initial Class)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio

Summary of Benefits and Risks
Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:
•
you have a need for death benefit protection;

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you understand the risks and benefits of the policy;

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you can afford to pay the applicable policy charges to keep the policy in force;

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you understand how the policy charges impact your policy’s account value;

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you understand your account value will fluctuate when allocated to the Separate Account;

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you understand that the Company prohibits market timing and frequent transfers;

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you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

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you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

◦
the limitations on account value access; and

◦
the impact of account value fluctuations on variable death benefit options.

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in later sections of this prospectus.
Benefits of the Policy

Death Benefit. The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.

Choice of Death Benefit Options. The policy offers two death benefit options. Each is the greater of the minimum face amount, or:
•
Level Option: The current selected face amount.

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Return of Account Value Option: The current selected face amount plus the account value of the policy.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid policy termination.

Right to Return the Policy. You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.

Variable Investment Choices. The policy offers a choice of 13 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.

Guaranteed Principal Account (GPA). In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.

Flexibility. The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:
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choose the timing, amount and frequency of premium payments;

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change the death benefit option;

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increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

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change the owner or beneficiary;

•
change your investment selections.

Transfers. Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table in the "Summary of Benefits and Risks" section and in the “Policy Transactions” section. We also offer Dollar Cost Averaging, an automated transfer program.

Surrenders and Withdrawals. You may surrender your policy, and we will pay you its cash surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the cash surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.

Loans. You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.

Assignability. You may generally assign the policy as collateral for a loan or other obligation.

Tax Benefits. You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

Additional Benefits. There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.
Risks of the Policy

Investment Risks. The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.

Suitability. Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender. If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

Withdrawals. A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.

Policy Termination. Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

Limitations on Access to Cash Value
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Withdrawals were not available during the first policy year.

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A withdrawal reduces the policy values and may reduce the face amount of the policy.

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A withdrawal may have adverse tax consequences.

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We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

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The minimum withdrawal is $100.

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The maximum withdrawal is 75% of the cash surrender value.

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The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers
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Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

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We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans. Taking a loan from your policy may increase the risk that your policy will terminate. A loan will have a permanent effect on the policy’s surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences. Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time. Please see the “Federal Income Tax Considerations” section.

Additional Risks. The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Policy Charge Increase. We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force. We will notify the owner of any such changes through a prospectus supplement.

Fee Tables
The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.
Transaction Fees
This table describes the fees and expenses that you will pay at the time you pay premium or take account value out of the policy.
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay premium.	Maximum:	Current:
		All Coverage Years 4% of each premium payment	Coverage Years 1 – 20 21+	Rates 4% 0%
Surrender Charges(1)(2)(3)	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Maximum: Coverage Years 1 – 15 Administrative Surrender Charge • $0 – $5 per $1,000 of face amount plus Sales Load Surrender Charge • 0% – 26% of premium paid Coverage Years 16+ • $0.00	Current: Coverage Years 1 – 15 Administrative Surrender Charge • $0 – $5 per $1,000 of face amount plus Sales Load Surrender Charge • 0% – 26% of premium paid Coverage Years 16+ • $0.00
Surrender charge for a 35 year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(1)(2)(3)(4)	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Administrative Surrender Charge • $5.00 per $1,000 of face amount Plus Sales Load Surrender Charge • 26% of premium paid
Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: $0
Increase in Face Amount Charge	When you increase your selected face amount.	Maximum: $75	Current: $0

Processing Fees	When Fee is Deducted	Amount Deducted
Change from Death Benefit Option 1 to Death Benefit Option 2	When you change from Death Benefit Option 1.	Maximum: $75	Current: $0
(1)
For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

(2)
Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Charges and Deductions” section for additional information.

(3)
Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. The Administrative Surrender Charge is zero in years eleven and beyond. The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year.

(4)
The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses
This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.
Charge	When Charge is Deducted	Amount Deducted
Mortality Charge(1)	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1,000 of Insurance Risk • $83.33	Current Range of Rates per $1,000 of Insurance Risk • $0.01688 – $63.89
Mortality charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1.(1)(2)	Monthly, on the policy’s monthly charge date.	Maximum: • $0.1409 per $1,000 of Insurance Risk	Current: • $0.097 per $1,000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Maximum Rate • $83.33 per $1,000 of Insurance Risk • $83.33 per $1,000 of Face Amount	Current Range of Rates • $0.0042 – $83.33 per $1,000 of Insurance Risk • $0.08 – $83.33 per $1,000 of Face Amount
Administrative Charge	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years • $9.00 per policy	Current: All Policy Years • $6.00 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account

Charge	When Charge is Deducted	Amount Deducted
Loan Interest Rate Expense Charge(3)	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 2.00% of loaned amount	All Policy Years • 0.90% of loaned amount
All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA. The mortality and expense charge is deducted from the assets of the Separate Account only.
(1)
The rates may vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The mortality charge rates reflected in this table are for standard risks. The maximum mortality charge rates are based on the 1980 Commissioners' Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
(2)
The rates shown for the “representative insured” are first year rates only.

(3)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Rider and Endorsement Charges
This table describes: (1) charges you will pay at the time you exercise a rider or endorsement and (2) any ongoing charges associated with a rider or endorsement.
Rider/Endorsement	When Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider(1)	When you elect an accelerated death benefit.	Maximum: $250	Current: $150 – $250
Accidental Death Benefit Rider(2) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1,000 of rider face amount • $0.06591 – $0.12929	Current Range of Rates per $1,000 of rider face amount • $0.06591 – $0.12929
Rider charge for a 35-year-old male, nontobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(2)(3)	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1,000 of rider face amount
Death Benefit Guarantee Rider This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum: • $0.01 per $1,000 of Selected Face Amount	Current: • $0.01 per $1,000 of Selected Face Amount
Disability Benefit Rider(4)(6)(7) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction(4) • $0.041 – $0.266 Plus Maximum Range of Rates per $1 of Specified Premium • $0.009 – $0.149	Current Range of Rates per $1 of Monthly Deduction(4) • $0.041 – $0.266 Plus Current Range of Rates per $1 of Specified Premium • $0.009 – $0.149

Rider/Endorsement	When Charge is Deducted	Amount Deducted
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(3)(4)(6)(7)	Monthly, on the policy’s monthly charge date.	• $0.056 per $1 of Monthly Deduction(4) Plus • $0.015 per $1 of Specified Premium
Insurability Protection Rider(5) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1,000 of Rider Face Amount • $0.043 – $0.179	Current Range of Rates per $1,000 of Rider Face Amount • $0.043 – $0.179
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(5)	Monthly, on the policy’s monthly charge date.	• $0.154 per $1,000 of rider Face Amount
Right to Exchange Insured Endorsement	When you elect to exchange the policy for a new policy on a substitute insured.	Maximum $75	Current $75
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Maximum Rate • $83.33 per $1,000 of Face Amount	Current Range of Rates • $0.0042 – $83.33 per $1,000 of Face Amount
(1)
The fee we deduct may vary by state, but will not exceed $250.

(2)
The rates vary by the insured’s attained age.

(3)
The rates shown for the “representative insured” are first year rates only.

(4)
The rates vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges:(a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.

(5)
The rates vary by the insured’s issue age.

(6)
For substandard risks, the rates may be increased by a multiple of 0.5, 1 or 2 times the standard rate shown.

(7)
The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

Annual Fund Operating Expenses
While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2019 (before any waivers or reimbursements). Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.
Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses. (1)	0.29%	0.88%
(1)
The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, please see "Compensation We Receive from Funds, Advisers and Sub-Advisers" in the "Investment Choices" section. For information on compensation we pay to broker-dealers selling the policy, please see "Distribution" in the "Other Information" section.

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page
account value	23
Administrative Office	1
attained age	13, 32
cash surrender value	5, 29
free look	4, 15
general investment account	23, 51
good order	13
grace period	24
in force	4, 13
initial selected face amount	15
insurance risk	9, 39
issue date	18
modified endowment contract (MEC)	6, 43
monthly calculation date	39
net investment experience	23
net premium	17, 18
planned premium	15, 16
policy date	18
policy debt	24
policy debt limit	31
policy termination	5, 24
register date	18
selected face amount	15
Separate Account division	1, 20
valuation date	14
7-pay test	44

The Company
In this prospectus, the “Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.
General Overview
The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force. “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year. Policies issued in Texas will mature at attained age 100. Any cash surrender value the policy has on the maturity date will be paid to the owner.
The policy provides premium payment and death benefit flexibility, permits you to vary the frequency and amount of premium payments, and allows you to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options, and, subject to certain limitations, you can change your selection while the insured is living. This flexibility allows you to meet changing insurance needs under a single life insurance policy. You cannot, however, change the death benefit option after the insured reaches attained age 80. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.
Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.
The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.
From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. A written request is a written or electronic communication or instruction in good order sent by the owner to, and received by MML Baystate at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.
Good Order
An instruction or transaction request that we receive at our Administrative Office is considered in “good order” if:
•
we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

•
it includes all instructions and information necessary for us to execute the request or transaction, as described below; and

•
it is signed by you or authorized persons to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in good order. A request or transaction is considered in good order when our Administrative Office is in actual receipt of the instructions related to the request or transaction in writing (or, when permitted, by telephone or website) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account divisions affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the policy. With respect to premium payments, good order also includes receipt by us of sufficient funds to affect the purchase.We may, in our sole discretion, determine whether any particular request or transaction is in good order, and we reserve the right to change or waive any good order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Valuation Date
All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. A valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. Please see “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.
Owner, Insured, Beneficiary
Owner
The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.
Insured
The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.
You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 80 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.
Beneficiary
The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.
If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
Purchasing a Policy
The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy, you had to send us a completed application. The minimum initial selected face amount of a policy was $50,000. The owner selected, within our limits, the policy’s selected face amount. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount in effect on the policy date. It is listed on the first page of your policy.
We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.
Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued in Massachusetts and Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.
Your Right to Return the Policy
You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it, or ten calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also cancel increases in selected face amount under the same time limitations.
If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. Please see your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.
In most states we refunded the policy’s account value less any withdrawals and any policy debt. In certain other states we refunded the premium paid less any withdrawals and policy debt.
To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Premiums
The planned premium amount you pay is based on a number of factors including, but not limited to:
•
the selected face amount;

•
the insured’s gender;

•
the insured’s issue age;

•
the insured’s risk classification;

•
policy charges;

•
premium frequency;

•
the death benefit option; and

•
whether or not any riders apply to the policy.

First Premium
Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:
•
your chosen premium frequency;

•
the policy’s initial selected face amount and death benefit option;

•
the issue age, gender, and risk classification of the insured; and

•
any riders on the policy.

Planned Premiums
When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).
We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value. Please see “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section. We will send a notice of any premium needed to prevent termination of this policy.
To change the amount and frequency of planned premiums, you may contact our Administrative Office.
If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.
Example:
Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section.
Subsequent Premium Payments
We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.
If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. Please see below for lockbox address details.
Premium payments for VLS policies issued in all jurisdictions, except New York and Puerto Rico, must be sent to the appropriate address:
Regular Mail:	Overnight Mail:
MML Bay State VLS PO Box 75653 Chicago, IL 60675-5653	MML Bay State VLS 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 75653 Chicago, IL 60654

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.
We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for the 5th or the 20th of the month. If a date is not specified, we will select the 20th of the month and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:
•
your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

•
we are unable to obtain the premium payment from the bank account; or

•
your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility
After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.
We reserve the right to return any premium payment under $10.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will refund the portion of the payment that will exceed the MEC limit. In the event that this amount was applied to your policy, no interest or investment performance will be earned on the portion of the payment that is refunded to you. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.
When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Notice and Acknowledgement Form and return it, along with the premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.
You should consult your tax adviser for information on how a MEC may affect your tax situation. For more information on MECs, please see the “Federal Income Tax Considerations” section.
Premium Limitations
The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greatest of:
•
an amount equal to $100 plus double the annual basic premium for the policy;

•
the amount of premium paid in the preceding policy year;

•
the highest premium payment amount that would not increase the insurance risk; or

•
the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We will refund the portion of any payment that will exceed the maximum premium limit. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.
For more information on the test, please see the “Minimum Face Amount” sub-section in the “Death Benefit” section.
How and When Your Premium is Allocated
Net Premium
Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.
The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.
Net Premium Allocation
When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.
You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
When accompanied by a premium payment, a request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.
When Net Premium is Allocated
The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.
The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.
The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:
•
the policy date;

•
the day we received your completed Part 1 of the application for the policy; or

•
the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

Cash Flow Diagram
The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Please see the “Charges and Deductions” section for more information.
(1)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices
The Separate Account
The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.
We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLS policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLS policies.
We have established a segment within the Separate Account to receive and invest premium payments for the VLS policies. Currently, the VLS segment is divided into 13 Separate Account divisions. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.
Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLS policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.
Underlying Funds
We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.MassMutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.
Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
Large Cap Growth
	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
Small/Mid Cap Growth
	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Invesco Oppenheimer V.I. Global Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
(1)
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Separate Account division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.
For a list of the funds whose advisers currently pay such compensation, visit
https://www.MassMutual.com/legal/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection
When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account
Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.
The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, please see the “Our Ability to Make Payments Under the Policy” section.
You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:
•
3%; or

•
the policy loan rate less the maximum loan interest rate expense charge.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its “account value.” The account value has two components:
•
the variable account value; and

•
the fixed account value.

We will calculate your account value on each valuation date.
Variable Account Value
Transactions in your Separate Account divisions are all reflected through the purchase and sale of  “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.
The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:
•
net premiums allocated to the Separate Account;

•
transfers to the Separate Account from the GPA;

•
transfers and withdrawals from the Separate Account;

•
fees and charges deducted from the Separate Account; and

•
the net investment experience of the Separate Account.

Net Investment Experience
The net investment experience of the variable account value is reflected in the value of the accumulation units.
Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.
The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.
We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.
Fixed Account Value
The fixed account value is the accumulation of:
(1)
net premiums allocated to the GPA; plus

(2)
amounts transferred into the GPA; minus

(3)
amounts transferred or withdrawn from the GPA; minus

(4)
fees and charges deducted from the GPA; plus

(5)
interest credited to the GPA.

Interest on the Fixed Account Value
The fixed account value earns interest at an effective annual rate, credited daily.
For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:
•
the annual credited loan interest rate minus the current loan interest rate expense charge; or

•
3%, if greater.

With each financial transaction (e.g., premium payment, monthly charges, etc.) processed for your policy, the interest earned on any outstanding loan is credited to the GPA.
For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:
(1)
the current interest rate we declare; or

(2)
the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.
Policy Termination and Reinstatement
The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.
Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, please see the “Federal Income Tax Considerations” section.
Grace Period and Policy Termination
The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt.” Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.
The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.
During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Policy
If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:
•
you surrendered it (unless required by law); or

•
five years have passed since it terminated.

To reinstate your policy, we will need:
(1)
a written application to reinstate;

(2)
evidence, satisfactory to us, that the insured is still insurable;

(3)
a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

(4)
a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.
Policy After You Reinstate
If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:
(1)
the premium paid to reinstate your policy, minus

(2)
the premium expense charge, minus

(3)
applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.
We do not reinstate policy debt.
If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.
Policy Transactions
While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.
Transfers
You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.
We do not charge for transfers.
You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.
We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:
•
you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and

•
you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding policy year.
Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:
•
by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this policy, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.
Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from an owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a policy year; and

•
require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.
Dollar Cost Averaging Program
The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.
DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.
Initially, a minimum of  $5,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $50. Account value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.
If, on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred is less than the specified transfer amount, the remaining value in that Separate Account division will be transferred on a pro rata basis to the designated divisions and the GPA. The DCA will then automatically terminate, and future DCA transfers will not occur. You must submit another DCA request to restart the DCA Program.
To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing.
We may at any time modify, suspend, or terminate the DCA Program without prior notification. We do not charge you to participate in the DCA Program.
Withdrawals
After the first policy year, you may withdraw up to 75% of the current cash surrender value. The minimum amount you can withdraw is $100. We do not charge a withdrawal fee or a surrender charge for a withdrawal.
You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.
You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.
A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Example:
Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of  $50,000 and an account value of  $20,000. If you make a withdrawal of  $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $5,000.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the selected face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal.
There is one exception:
If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.
We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.
The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit provided by the death benefit option. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount, death benefit, and death benefit option are explained in the “Death Benefit” section.)
We may not allow a withdrawal if it would result in a reduction of the selected face amount to less than $25,000.
Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, please see the “Federal Income Tax Considerations” section.
We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
Surrenders
You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.
The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.
We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.
It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
For more information, please contact your registered representative or call our Administrative Office.
Cash Surrender Value
The cash surrender value of the policy is equal to:
•
the account value; less

•
any surrender charges that apply; and less

•
any policy debt.

Loans
We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.
We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.
The maximum loan amount allowed at any time is calculated as follows:
(1)
we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;

(2)
we calculate 90% of the amount determined in (1) above; and

(3)
we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•
it may increase the risk that your policy will terminate;

•
it will have a permanent effect on your policy’s cash surrender value;

•
it may increase the amount of premium needed to keep the policy in force;

•
it will reduce the death benefit proceeds; and

•
it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” section below for additional information.
Payment of Proceeds
Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please see the “Other Policy Rights and Limitations” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:
•
3%; or

•
the policy loan rate less the current loan interest rate expense charge.

With each financial transaction (e.g., premium payment, monthly charges, etc.) processed for your policy, the interest earned on any outstanding loan is credited to the GPA.
Loan Interest Charged
At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate.
Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.
The maximum rate is the greater of:
•
the published monthly average for the calendar month ending two months before the policy year begins; or

•
4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.
Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the Separate Account and the

GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” section.
Effect of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.
Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.
As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see “Transfers” in the “Policy Transactions” section for additional information.
Repayment of Loans
All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.
Loan repayments should be mailed to the same address used for premium payments. Please see “Subsequent Premium Payments” in the “Premiums” section for mailing address information.
For any loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
We will deduct any outstanding policy debt from:
•
the proceeds payable on the death of the insured;

•
the proceeds payable when you surrender the policy; or

•
the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit
If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid monthly charges needed to avoid policy termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.
The minimum face amount for your policy is based on your policy’s account value as described below.
While the policy is in force, you may make changes to the death benefit option and face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.
Minimum Face Amount
In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:
•
gender;

•
attained age (An insured's "attained age" is equal to their issue age plus the number of complete policy years.); and

•
risk classification.

See “Appendix A” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.
Death Benefit Options
When you applied for the policy you chose one of two death benefit options. These are:
•
Option 1 – The benefit amount is the greater of:

◦
the selected face amount on the date of death; or

◦
the minimum face amount on the date of death.

•
Option 2 – The benefit amount is the greater of:

◦
the selected face amount plus the account value on the date of death; or

◦
the minimum face amount on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.
Right to Change the Death Benefit Option
You may change the death benefit option while the insured is living. You must send a written request in good order to our Administrative Office to change your death benefit option. We reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.
The death benefit option change will be effective on the monthly calculation date that is on or next follows the date we approve the request.
The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s selected face amount will be adjusted accordingly when there is a change in the death benefit option. Please see “Appendix A” for examples of how a change in death benefit option may impact the policy’s selected face amount.

Changes from Death Benefit Option 1 to Death Benefit Option 2 are not allowed after the insured reaches attained age 80.
When the selected face amount changes as a result of a change in the death benefit option:
•
the monthly charges will change;

•
the charge for certain additional benefits may change; and

•
the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the selected face amount would be reduced to an amount that is less than the minimum initial selected face amount.
Right to Change the Selected Face Amount
You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force with the requested change in selected face amount, a premium payment may be required.
If you increase or decrease the policy selected face amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Selected Face Amount
To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.
An increase in selected face amount may not be:
•
less than $15,000; or

•
made after the anniversary of your policy’s issue date nearest the insured’s 80th birthday.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.
If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.
Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.
Decreases in Selected Face Amount
You may decrease the selected face amount any time after the first policy year. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.
If you decrease the selected face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s selected face amount are discussed in “Charges and Deductions” in the “Surrender Charges for Decreases in Selected Face Amount” section.
A decrease will reduce the selected face amount in the following order:
(1)
the face amount of the most recent increase; then

(2)
the face amounts of the next most recent increases successively; and last

(3)
the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.
A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (in good order at our Administrative Office) the written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.
Decreases in the policy’s selected face amount may have adverse tax consequences.
When We Pay Death Benefit Proceeds
If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material representation of a fact within two years:
•
after the policy is issued; or

•
after a face amount increase where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.
We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.
Payment Options
We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.
If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period.  Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Installments of a Specified Amount. Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 2.5%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income. Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Life Income with Payments Guaranteed for Amount Applied. Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Interest. We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.

Joint Lifetime Income. Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor. Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.
All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.
Although the death benefit is generally excludible from the income of the beneficiary who receives it, interest on the death benefit is includible in the beneficiary’s income in the year such interest is credited.
Suicide
If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.
•
If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.

•
If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender
If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy
Additional Benefits You Can Get by Rider
You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the rider. The addition or removal of a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, please see the “Premium Limitations” section. If you added a rider for which there is a charge, you may cancel (remove) it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.
Following is a brief description of the riders that we offer, subject to state availability. For more information on these riders, please see the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.
Note: The following riders can no longer be added to the policy:
•
Accidental Death Benefit Rider

•
Death Benefit Guarantee Rider

•
Disability Benefit Rider

•
Insurability Protection Rider

Accelerated Death Benefit Rider
This rider advances a portion of the policy’s death benefit to the owner when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. There is no monthly charge for this rider. However, if a claim is made under this rider, we will assess a fee that will not exceed $250. This fee is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where the rider is available, it was included automatically with the policy.
Accidental Death Benefit Rider – This Rider Is No Longer Issued
This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Death Benefit Guarantee Rider – This Rider Is No Longer Issued
Until attained age 70, or 40 years from the policy date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the monthly charge on a monthly calculation date if  (a) exceeds (b) where:
(a)
is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and

(b)
is the sum of the minimum monthly premiums for this rider since the policy date.

Minimum monthly premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required minimum monthly premiums on each monthly calculation date. The minimum monthly policy premium may change if the selected face amount is increased or decreased or if riders are added, changed, or terminated. The new minimum monthly premium will apply from the effective date of the change.
If, on a monthly calculation date, the minimum monthly policy premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the minimum monthly premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Disability Benefit Rider - This Rider Is No Longer Issued
This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider, we will credit the greater of the specified monthly amount as elected by the owner or the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Insurability Protection Rider – This Rider Is No Longer Issued
This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Right to Exchange Insured Endorsement
Under this endorsement, the policy may be exchanged for a new policy on the life of a substitute insured subject to certain conditions and satisfactory evidence of insurability. Payment of a charge of no more than $75 is due upon request to exercise this endorsement. Exercise of this endorsement may result in adverse tax consequences.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, please see the individual fund prospectuses.
Transaction Charges
Premium Expense Charge
We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.
The current premium expense charge we deduct is 4% of premium during policy years 1 through 20 and 0% in policy years 21 and beyond. The maximum premium expense charge we can deduct is 4% of premium in all policy years.
Increase in Selected Face Amount Charge
We do not currently charge you to increase your selected face amount, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.
Change from Death Benefit Option 1 to Death Benefit Option 2
We do not currently charge you to change your death benefit option, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.
Surrender Charges
There is a charge if you fully surrender your policy or if you decrease the selected face amount. Generally, these charges will apply during:
•
the first 15 years of coverage; and

•
the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.
The surrender charge has two parts:
(1)
Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment.

This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.
The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. It is zero in years eleven and beyond.
In no case, however, will the administrative surrender charge ever exceed $5 per $1,000 of selected face amount.
(2)
Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.
The sales load surrender charge percentage remains level for years one through ten and decreases in years eleven through fifteen. The sales load surrender charge is zero in years sixteen and beyond.
The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 26% of the premiums paid for the coverage up to the surrender charge band, plus 4% of premiums paid in excess of the surrender charge band.
The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age and gender.
This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.
The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender or decrease in selected face amount.
We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.
For more information, please contact your registered representative or call our Administrative Office.
Surrender Charges for Decreases in Selected Face Amount
If you decrease your policy’s selected face amount, we cancel all or a part of your selected face amount segments and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.
After a selected face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and selected face amount increases, and for the recovery of acquisition costs.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider or the Right to Exchange Insured Endorsement. The processing fee for the Accelerated Death Benefit Rider may vary by state, but will not exceed $250 and is deducted from the accelerated benefit payment and will reduce the amount you receive. The current processing fee is $75 for the Right to Exchange Insured Endorsement and is due upon request to exercise.
Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value
The following charges are deducted from the account value on each monthly calculation date. In some cases, the monthly charges may end when the insured reaches a certain attained age as stated below.
The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.
Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.
Administrative Charge
The current administrative charge is $6 per policy, per month. The maximum administrative charge is $9 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Mortality Charge
The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.
The maximum mortality charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners' Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners' Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.
We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.
Mortality charges for the policy will not be the same for all policy owners. Your policy’s actual or current mortality charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.
How the Mortality Charge is Calculated
(1)
If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.
The insurance risk is the difference between:
•
The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and

•
the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:
Step 1:
We calculate the total insurance risk for your policy:

(a)
We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and

(b)
We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:
We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that is in force as of your monthly calculation date.

Step 3:
We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

(2)
If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in (1):
(i)
assuming the minimum face amount is in effect; and then

(ii)
assuming the minimum face amount is not in effect.

Step 2:
We allocate the insurance risk:

(a)
calculated for (ii) in proportion to the selected face amount of each segment and each increase that is in force as of your monthly calculation date; and

(b)
we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:
We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge
We will apply any changes in the mortality charges uniformly for all insureds of the same issue age, gender, risk classification, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.
Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:
•
the amount and timing of premium payments;

•
investment performance;

•
fees and charges assessed;

•
the addition or deletion of certain riders;

•
rider charges;

•
withdrawals;

•
policy loans;

•
changes to the selected face amount; and

•
changes to the death benefit option.

Additional Mortality Fees
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.
Rider Charges
The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Death Benefit Guarantee Rider, Disability Benefit Rider and Insurability Protection Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.
The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.
For the Death Benefit Guarantee Rider, the current charge is $0.01 per $1,000 of selected face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 70 or for a period of 40 years, whichever is less.

Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of  $0.041 to $0.266 per $1 of monthly deductions. The remainder of the charge is based on a current rate of  $0.009 to $0.149 per $1 of specified premium. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.
The current charge for the Insurability Protection Rider is $0.043 to $0.179 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.
Daily Charges Against the Separate Account
The following charge is deducted daily from the Separate Account.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.
The charge is deducted from your account value in the Separate Account but not from the GPA.
This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.
If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.
Fund Expenses
The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. Please see each fund’s prospectus for more information regarding these expenses.
Special Circumstances
There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:
•
there is a reduction of benefits during the first 15 years after a policy is issued; and

•
there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of  $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).
The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:
•
amount of outstanding policy debt at or near the maximum loan value;

•
unfavorable investment results affecting your policy account value;

•
increasing monthly policy charge rates due to increasing attained age of the insured;

•
high or increasing amount of insurance risk, depending on death benefit option and changing account value; and

•
increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.
If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.
You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.
Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•
made on or after the date the taxpayer attains age 59½; or

•
made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the 7-pay test. A policy fails this test if:
(1)
the accumulated amount paid under the policy at any time during the first seven contract years exceeds
(2)
the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.
We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
•
that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•
insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•
under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
(1)
the employer intends to insure the employee’s life;

(2)
the maximum face amount for which the employee could be insured at the time the contract was issued; and

(3)
the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
(1)
At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)
The insured was an employee at any time during the 12-month period before his or her death;

(3)
The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

(4)
The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations
Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax
If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
•
proof of residency (in accordance with IRS requirements); and

•
the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract  and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.
Other Information
Other Policy Rights and Limitations
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Your Voting Rights
We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard owner voting instructions, we will advise owners of our action and the reasons for such action in the next available annual or semi-annual report.
Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the cash surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.
Reservation of Company Rights to Change the Separate Account
Separate Account Changes
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•
create new divisions of the Separate Account;

•
create new segments of the Separate Account for any new variable life insurance products we create in the future;

•
eliminate divisions of the Separate Account;

•
close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;

•
combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;

•
transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;

•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•
de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•
change the name of the Separate Account.

Distribution
The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.
MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also broker-dealers who were authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for their Services.
Commissions and Allowances Paid to MMLIS and Broker-Dealers
Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
We also pay expense allowances in connection with the sales of the policies.
The SAI contains more detail on the maximum commission percentages and allowances payable under the policy.
Wholesale Distributor Compensation
MassMutual, through MSD, pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.
The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor, including traditional whole life and universal life insurance policies, as well as variable life insurance policies.
The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Additional Payments to Wholesalers
In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.
These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may have influenced the way that a broker-dealer or Wholesaler marketed the policy.

Compensation in General
The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Computer System, Cybersecurity, and Service Disruption Risks
The Company relies on its ultimate parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of MassMutual’s or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Our Ability to Make Payments Under the Policy
Our Claims Paying Ability
Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
Obligations of Our Separate Account
Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. Please see “The Separate Account” section.
Obligations of Our General Investment Account
Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.
Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A
Hypothetical Examples of the Impact of the Minimum Face Amount
Example I

Assume the following:
•
Death Benefit Option 1

•
Selected Face Amount is $500,000

•
Account value is $50,000

•
No policy debt

•
Insured’s attained age is 45

•
Minimum Face Amount Percentage is 2.15

The death benefit for death benefit option 1 is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.
The death benefit will be $500,000 based on the greater of:
•
$500,000 or

•
$50,000 x 2.15 = $107,500

Example II

Assume the following:
•
Death Benefit Option 1

•
Selected Face Amount is $500,000

•
Account value is $250,000

•
No policy debt

•
Insured’s attained age is 45

•
Minimum Face Amount Percentage is 2.15

The death benefit for death benefit option 1 is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.
The death benefit will be $537,500 based on the greater of:
•
$500,000 or

•
$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums
Example I ~ Death Benefit Option 1

Assume the following:
•
Selected face amount is $1,000,000

•
Account value is $50,000

•
Minimum face amount is $219,000

•
No policy debt

Based on these assumptions,
•
the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,
•
the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,
•
the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:
•
Selected face amount is $1,000,000

•
Account value is $50,000

•
Minimum face amount is $219,000

•
No policy debt

Based on these assumptions,
•
the death benefit is $1,050,000 (selected face amount plus account value).

If the account value increases to $80,000 and the minimum face amount increases to $350,400,
•
the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,
•
the death benefit will decrease to $1,030,000.

Hypothetical Examples of Death Benefit Option Changes
Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the selected face amount is increased by the amount of the account value on the effective date of the change.
For example, if the policy has a selected face amount of  $500,000 and an account value of  $25,000, the death benefit under Option 2 is equal to the selected face amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy selected face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the selected face amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.
Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the selected face amount will be decreased by the amount of the account value on the effective date of the change.
For example, if the policy has a selected face amount of  $700,000 and an account value of  $25,000, under Option 1 the death benefit is equal to the selected face amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the selected face amount plus the account value. Since the death benefit does not change as the result of a death benefit option change, the selected face amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-03542
Securities Act file number: 033-82060
Class (Contract) Identifier: C000030140

STATEMENT OF ADDITIONAL INFORMATION
MML BAY STATE LIFE INSURANCE COMPANY
(Depositor)
MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
May 1, 2020
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2020, for the Variable Life Select (VLS) policy. The VLS policy and its prospectus may be referred to in this SAI.
For a copy of the VLS prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.MassMutual.com, or access the Securities and Exchange Commission website at www.sec.gov.
TABLE OF CONTENTS
	SAI	Prospectus
General Information and History	2
Company	2	13
The Separate Account	2	20
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	36
Underwriters	6	48
Commissions	6	49
Allowances/Overrides	7	49
Additional Compensation	7
Additional Information	7
Underwriting Procedures	7
Increases in Selected Face Amount	8	33
Performance Data	8
Experts	8
Financial Statements	9	51
The Registrant	9
The Depositor	9
1

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the "Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.
MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S, the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.
The Separate Account
The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in Underlying Investment Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.
Annual Reports
Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:
•
the account value at the beginning of the previous policy year;

•
all premiums paid since that time;

•
all additions to and deductions from the account value during the year; and

•
the account value, death benefit, net surrender value and policy debt as of the current policy anniversary.

This report may contain additional information if required by any applicable law or regulation.
2

Incidental Benefits
Benefits Available by Rider
The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.
The terms and conditions of the riders may vary from state to state and are subject to state availability.
Note: The following riders can no longer be added to the policy:
•
Accidental Death Benefit Rider

•
Death Benefit Guarantee Rider

•
Disability Benefit Rider

•
Insurability Protection Rider

Accelerated Death Benefit Rider—This rider advances to the owner a portion of the policy's death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
An accelerated benefit will be paid when the following requirements are met:
1. we receive the owner’s written request for payment of an accelerated death benefit under the policy;
2. we receive the insured’s written authorization to release medical records to us;
3. we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and
4. we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.
The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:
•
the base policy death benefit over the policy value (or account value less surrender charge); and

•
the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date.

All other riders are excluded from the Eligible Amount.
The owner may accelerate any portion of the Eligible Amount subject to the following limitations:
•
the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:
•
interest at the annual interest rate we have declared for policies in this class; and

•
a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.
Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.
3

The rider automatically terminates on the date:
•
an accelerated benefit payment is made; or

•
the policy terminates for any reason; or

•
the policy matures; or

•
the policy is changed to a different policy on which the rider is not available; or

•
two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.
Accidental Death Benefit Rider — This rider is no longer issued
For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.
Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred:
1. as a direct result of an accidental bodily injury independent of all other causes; and
2. within 180 days after the injury was received; and
3. while the policy and rider were in force; and
4. on or after the insured’s first birthday.
No rider benefit will be paid if the insured’s death results directly or indirectly from:
1. suicide;
2. war;
3. military service;
4. aviation travel as a pilot, crew member, or while giving or receiving training;
5. natural causes;
6. drugs; or
7. any injury received while committing a felony.
These exclusions are more fully explained in the rider.
The rider terminates automatically:
1. on the expiration date of the rider;
2. upon termination of the policy for any reason; or
3. at the end of the 61 day grace period provided by the policy.
Death Benefit Guarantee Rider — This rider is no longer issued
This rider guarantees that the policy will not terminate, during the guarantee period, if its account value is insufficient to cover the monthly charges on a Monthly Calculation Date as long as the minimum premium requirement is met. The guarantee period ends at the earlier of:
a. the insured’s attained age 70; or
b. 40 years from the policy date.
The minimum premium requirement is met if the sum of all of the premiums paid for the policy, minus any withdrawals and policy debt, exceeds the sum of the minimum monthly policy premiums as defined in the rider.
The rider will terminate:
4

1. on the rider expiration date;
2. upon termination of the policy for any reason other than insufficient account value;
3. if the selected face amount of the policy is reduced to an amount less than $50,000; or
4. at the end of the rider’s 61-day grace period after failure to meet the policy premium requirement and to pay an amount of premium sufficient to maintain the guarantee.
Once the rider terminates it cannot be reinstated.
Disability Benefit Rider - This rider is no longer issued
This rider provides that we will apply a monthly benefit amount to the policy while the insured is totally disabled, as defined in the rider. The disability benefit amount will be the greater of:
a. the specified monthly amount for the rider as shown in the policy Schedule Pages; or
b. a net premium payment equal to the sum of all monthly charges due on the monthly calculation date.
The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.
The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 70, if total disability began on or after the insured’s attained age 60.
Insurability Protection Rider — This rider is no longer issued— For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.
The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.
There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s schedule pages multiplied by the number of children born.
A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.
While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.
The rider terminates:
1. after the last regular option date as shown in the policy’s Schedule Page;
2. if the policy terminates for any reason; or
3. election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.
Right to Exchange Insured Endorsement—This endorsement allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force and has been so for at least one year, you have an insurable interest in the life of the substitute insured, and the substitute insured’s attained age does not exceed 75 on the date of the exchange.
An application and evidence of insurability satisfactory to us is required for the substitute insured.
All monthly charges after the substitution will be based on the life and risk classification of the substitute insured.
5

The endorsement is included automatically with the policy at no charge; however, before a substitution can become effective, we require payment of a $75 fee. The endorsement will not be added to a policy if the issue age of the base insured is older than attained age 65.
Substituting a new insured under the policy may have adverse tax consequences under current federal tax law. Please consult your tax advisor.
UNDERWRITERS
The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.
Year	MMLIS	MSD
2019	$37,962	$2,328
2018	$54,165	$3,338
2017	$80,356	$9,511
We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.
Commissions
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (not including Wholesale Distributors who are broker-dealers) are:
Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2 – 5	6%	2%
6 – 7	5%	2%
8 – 10	4%	2%
11 – 20	2%	2%
For Policy Years 2 – 20, we pay a commission of 0.15% of the average monthly account value after the first Policy Year. For Policy Years 21 and beyond we pay a maximum commission of 0.05% of the average monthly account value.
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.
Year	MMLIS	MSD
2019	$362,691	$70,670
6

Year	MMLIS	MSD
2018	$623,215	$52,600
2017	$1,043,161	$133,137
Allowances/Overrides
MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 98% of the first year commission.
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.
The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: for Policy Years 2 – 5, we pay 3% to Target Premium, for Policy Years 6 – 10 we pay 2% up to Target Premium, and for Policy Year 11 and beyond we pay 1.5% up to Target Premium. For Policy Years 1 – 20, we pay 1% over Target Premium. For Policy Years 2 – 20, we pay 0.05% of the average monthly account value after the first Policy Year. For Policy Years 21 and beyond we pay 0.02% of the average monthly account value.
Additional Compensation
MassMutual may pay Additional Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections. The payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.
A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor meets established target premium thresholds. The maximum Renewal Bonus Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3–5.
The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.
ADDITIONAL INFORMATION
Underwriting Procedures
Before issuing a policy we required evidence of insurability. This means that:
1. you had to complete an application and submit it to our Administrative Office; and
2. we usually required that the insured have a medical examination.
Acceptance was subject to completion of all underwriting requirements and our underwriting rules.
Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s schedule pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.
Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
There are three non-rated classifications: preferred non-smoker, non-smoker, and smoker.
7

Increases in Selected Face Amount
A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.
It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.
If you increase the face amount, the insurance charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.
Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.
PERFORMANCE DATA
From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.
The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.
From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for VLS on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2019 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company (the Company) as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 24, 2020, states that the Company prepared its financial statements
8

using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2019
Statements of Operations and Changes in Net Assets for the years ended December 31, 2019 and 2018
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2019 and 2018
Statutory Statements of Operations for the years ended December 31, 2019, 2018 and 2017
Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2019, 2018 and 2017
Statutory Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017
Notes to Statutory Financial Statements
9

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and Policy Owners of MML Bay State Variable Life Separate Account I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2019, the related statements of operations and changes in net assets for each of the years (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2019, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

April 3, 2020

LA2048	F-1

Appendix A

MML Bay State Variable Life Separate Account I is comprised of the following divisions and the activities of each division have been included within the accompanying statements of assets and liabilities as of December 31, 2019 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Divisions

American Century VP Income & Growth Division

Fidelity® VIP Contrafund® Division

Invesco Oppenheimer V.I. Capital Appreciation Division*

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division*

Invesco Oppenheimer V.I. Global Division*

Invesco Oppenheimer V.I. Global Strategic Income Division*

MML Blend Division MML Equity Division

MML Equity Index Division

MML Managed Bond Division

MML Small Cap Equity Division

MML U.S. Government Money Market Division

T. Rowe Price Mid-Cap Growth Division

*	See Note 2 to the financial statements for information regarding the merger of this division.

F-2

MML Bay State Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
ASSETS
Investments
Number of shares	1,050,552	838,123	1,191,581	908,156	2,036,177	1,425,929	4,210,288	9,432,286
Identified cost	$9,325,519	$26,035,933	$57,706,497	$57,717,095	$76,374,683	$7,217,735	$83,813,973	$228,913,451
Value	$10,526,528	$31,153,038	$71,220,794	$76,121,669	$86,639,326	$7,086,867	$96,543,096	$265,009,307
Receivable from MML Bay State Life Insurance Company	-	-	1	-	1	-	-	29
Total assets	10,526,528	31,153,038	71,220,795	76,121,669	86,639,327	7,086,867	96,543,096	265,009,336

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	3	-	5	-	1	641	-
NET ASSETS	$10,526,528	$31,153,035	$71,220,795	$76,121,664	$86,639,327	$7,086,866	$96,542,455	$265,009,336

Outstanding units
Policy owners	3,820,817	7,335,899	9,487,440	12,544,680	12,281,128	2,033,209	14,297,666	43,648,905

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	-	-	3.34	-	10.40	10.85
Variable Life Select	2.76	4.25	7.51	6.07	8.94	3.49	4.74	4.61

See Notes to Financial Statements

F-3

MML Bay State Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2019

	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
ASSETS
Investments
Number of shares	1,825,632	1,111,087	880,471	4,413,174	1,760,832
Identified cost	$49,511,865	$14,067,577	$8,206,532	$4,412,991	$45,168,049
Value	$59,241,753	$14,034,613	$8,223,169	$4,413,174	$50,852,827
Receivable from MML Bay State Life Insurance Company	3	21	-	59	-
Total assets	59,241,756	14,034,634	8,223,169	4,413,233	50,852,827

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	-	-	-
NET ASSETS	$59,241,756	$14,034,634	$8,223,169	$4,413,233	$50,852,827

Outstanding units
Policy owners	20,017,308	3,775,576	1,946,939	2,673,499	7,927,541

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-
Variable Life Plus	2.79	5.85	-	2.17	5.74
Variable Life Select	3.00	3.11	4.22	1.46	7.13

See Notes to Financial Statements

F-4

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2019

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Investment Income
Dividends	$219,121	$136,067	$39,634	$-	$738,227	$265,814	$2,241,395	$5,107,753
Interest Income on Policy loans (Note 3F)	-	-	-	-	-	-	11,628	54,560
Total Income	219,121	136,067	39,634	-	738,227	265,814	2,253,023	5,162,313

Expenses
Mortality and expense risk fees	58,418	162,405	361,784	390,822	432,026	77,442	429,265	1,216,894

Net investment income (loss)	160,703	(26,338)	(322,150)	(390,822)	306,201	188,372	1,823,758	3,945,419

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	687,031	1,590,612	1,302,268	2,541,844	2,735,499	(794,902)	2,715,233	7,936,454
Realized gain distribution	915,826	3,267,643	6,241,138	8,987,486	11,660,784	-	4,503,970	13,231,578
Realized gain (loss)	1,602,857	4,858,255	7,543,406	11,529,330	14,396,283	(794,902)	7,219,203	21,168,032

Change in net unrealized appreciation/ depreciation of investments	429,037	2,899,140	12,269,576	11,080,929	7,148,396	2,221,416	8,247,848	30,773,285

Net gain (loss) on investments	2,031,894	7,757,395	19,812,982	22,610,259	21,544,679	1,426,514	15,467,051	51,941,317

Net increase (decrease) in net assets resulting from operations	2,192,597	7,731,057	19,490,832	22,219,437	21,850,880	1,614,886	17,290,809	55,886,736

Capital transactions:
Transfer of net premiums	414,842	1,160,680	2,575,736	2,637,567	3,086,638	427,162	3,785,717	11,547,956
Transfers due to death benefits	(187,567)	(228,509)	(527,584)	(374,731)	(1,123,888)	(74,793)	(816,936)	(2,226,336)
Transfers due to withdrawal of funds	(1,224,633)	(1,693,720)	(3,277,222)	(3,045,107)	(4,458,991)	(260,101)	(3,430,509)	(12,491,751)
Transfers due to policy loans, net of repayments	(15,471)	43,307	(514,947)	(1,225,555)	(1,488,435)	(33,631)	(671,082)	(1,935,396)
Transfers due to cost of insurance	-	-	-	-	-	-	(98,452)	(162,544)
Transfers due to changes for administrative costs	(387,928)	(1,386,246)	(2,717,045)	(2,878,434)	(3,415,569)	(528,489)	(4,407,775)	(12,524,221)
Transfers between divisions and to/from Guaranteed Principal Account	8,545	(143,275)	(382,926)	(473,305)	(741,511)	(15,552,321)	(977,020)	(1,073,636)

Net increase (decrease) in net assets resulting from capital transactions	(1,392,212)	(2,247,763)	(4,843,988)	(5,359,565)	(8,141,756)	(16,022,173)	(6,616,057)	(18,865,928)
Total increase (decrease)	800,385	5,483,294	14,646,844	16,859,872	13,709,124	(14,407,287)	10,674,752	37,020,808

NET ASSETS, at beginning of the year	9,726,143	25,669,741	56,573,951	59,261,792	72,930,203	21,494,153	85,867,703	227,988,528

NET ASSETS, at end of the year	$10,526,528	$31,153,035	$71,220,795	$76,121,664	$86,639,327	$7,086,866	$96,542,455	$265,009,336

See Notes to Financial Statements

F-5

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
Investment Income
Dividends	$1,581,766	$509,834	$36,466	$79,611	$65,444
Interest Income on Policy loans (Note 3F)	-	8,906	-	286	-
Total Income	1,581,766	518,740	36,466	79,897	65,444

Expenses
Mortality and expense risk fees	247,105	68,682	42,305	23,654	231,206

Net investment income (loss)	1,334,661	450,058	(5,839)	56,243	(165,762)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,341,406	(81,770)	148,670	1,115	1,207,242
Realized gain distribution	4,763,846	-	654,903	-	3,550,353
Realized gain (loss)	6,105,252	(81,770)	803,573	1,115	4,757,595

Change in net unrealized appreciation/
depreciation of investments	4,795,870	857,143	943,172	(1,115)	7,839,665

Net gain (loss) on investments	10,901,122	775,374	1,746,745	-	12,597,260

Net increase (decrease) in net assets
resulting from operations	12,235,783	1,225,432	1,740,906	56,243	12,431,498

Capital transactions:
Transfer of net premiums	625,389	863,462	267,518	399,127	1,169,065
Transfers due to death benefits	(170,702)	(448,582)	(99,030)	(31,713)	(249,539)
Transfers due to withdrawal of funds	(2,651,888)	(485,705)	(280,489)	(1,507,200)	(2,110,727)
Transfers due to policy loans, net of repayments	(585,245)	(67,598)	(6,982)	(30,977)	(339,867)
Transfers due to cost of insurance	-	(11,575)	-	(8,049)	-
Transfers due to changes for administrative costs	(1,324,377)	(974,077)	(281,512)	(368,630)	(1,612,115)
Transfers between divisions and to/from Guaranteed Principal Account	15,389,361	355,573	(25,060)	1,213,476	94,021

Net increase (decrease) in net assets resulting from capital transactions	11,282,538	(768,503)	(425,555)	(333,966)	(3,049,162)
Total increase (decrease)	23,518,320	456,929	1,315,351	(277,723)	9,382,336

NET ASSETS, at beginning of the year	35,723,436	13,577,705	6,907,818	4,690,956	41,470,491

NET ASSETS, at end of the year	$59,241,756	$14,034,634	$8,223,169	$4,413,233	$50,852,827

See Notes to Financial Statements

F-6

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2018

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$209,737	$205,862	$2,009,158	$4,692,657	$668,450	$492,858	$40,781	$65,414
Interest Income on Policy loans (Note 3F)	-	-	16,602	57,226	-	9,469	-	280
Total Income	209,737	205,862	2,025,760	4,749,883	668,450	502,327	40,781	65,694

Expenses
Mortality and expense risk fees	60,469	162,628	444,571	1,293,063	204,703	71,472	45,739	25,128

Net investment income (loss)	149,268	43,234	1,581,189	3,456,820	463,747	430,855	(4,958)	40,566

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	336,850	1,474,422	2,432,527	5,393,838	7,197,839	(127,134)	135,975	1,751
Realized gain distribution	816,989	2,533,118	6,403,836	37,059,542	1,414,152	-	1,015,657	-
Realized gain (loss)	1,153,839	4,007,540	8,836,363	42,453,380	8,611,991	(127,134)	1,151,632	1,751

Change in net unrealized appreciation/ depreciation of investments	(2,066,303)	(5,881,310)	(14,629,689)	(72,248,027)	(10,528,288)	(446,573)	(1,944,876)	(1,751)

Net gain (loss) on investments	(912,464)	(1,873,770)	(5,793,326)	(29,794,647)	(1,916,297)	(573,707)	(793,244)	-

Net increase (decrease) in net assets resulting from operations	(763,196)	(1,830,536)	(4,212,137)	(26,337,827)	(1,452,550)	(142,852)	(798,202)	40,566

Capital transactions:
Transfer of net premiums	455,443	1,186,943	4,047,777	12,274,259	672,434	925,232	274,203	437,677
Transfers due to death benefits	(30,964)	(71,378)	(565,633)	(2,339,954)	(225,812)	(169,080)	(37,325)	(70,893)
Transfers due to withdrawal of funds	(362,903)	(1,351,267)	(4,795,353)	(13,050,544)	(855,278)	(784,276)	(383,841)	(1,081,578)
Transfers due to policy loans, net of repayments	(75,643)	(288,361)	(1,004,801)	(3,537,065)	(127,666)	7,412	(49,319)	(27,926)
Transfers due to cost of insurance	-	-	(94,842)	(165,783)	-	(11,303)	-	(10,786)
Transfers due to changes for administrative costs	(397,432)	(1,390,056)	(4,473,970)	(12,948,557)	(1,089,885)	(1,004,487)	(293,633)	(415,034)
Transfers between divisions and to/from Guaranteed Principal Account	12,360	(82,746)	24,500	(999,202)	(15,526,242)	(379,649)	(10,828)	591,103

Net increase (decrease) in net assets resulting from capital transactions	(399,139)	(1,996,865)	(6,862,322)	(20,766,846)	(17,152,449)	(1,416,151)	(500,743)	(577,437)
Total increase (decrease)	(1,162,335)	(3,827,401)	(11,074,459)	(47,104,673)	(18,604,999)	(1,559,003)	(1,298,945)	(536,871)

NET ASSETS, at beginning of the year	10,888,478	29,497,142	96,942,162	275,093,201	54,328,435	15,136,708	8,206,763	5,227,827

NET ASSETS, at end of the year	$9,726,143	$25,669,741	$85,867,703	$227,988,528	$35,723,436	$13,577,705	$6,907,818	$4,690,956

See Notes to Financial Statements

F-7

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2018

	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division
Investment Income
Dividends	$207,692	$-	$869,118	$1,115,825	$-
Interest Income on Policy loans (Note 3F)	-	-	-	-	-
Total Income	207,692	-	869,118	1,115,825	-

Expenses
Mortality and expense risk fees	358,235	382,250	464,909	122,413	224,432

Net investment income (loss)	(150,543)	(382,250)	404,209	993,412	(224,432)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,400,185	2,489,528	2,713,825	(122,031)	1,469,880
Realized gain distribution	4,884,617	9,551,873	6,144,623	-	6,017,693
Realized gain (loss)	6,284,802	12,041,401	8,858,448	(122,031)	7,487,573

Change in net unrealized appreciation/
depreciation of investments	(9,708,951)	(15,579,454)	(20,764,530)	(2,094,950)	(8,141,772)

Net gain (loss) on investments	(3,424,149)	(3,538,053)	(11,906,082)	(2,216,981)	(654,199)

Net increase (decrease) in net assets
resulting from operations	(3,574,692)	(3,920,303)	(11,501,873)	(1,223,569)	(878,631)

Capital transactions:
Transfer of net premiums	2,685,123	2,862,013	3,290,868	461,808	1,197,871
Transfers due to death benefits	(248,961)	(259,892)	(372,286)	(108,435)	(270,185)
Transfers due to withdrawal of funds	(2,500,795)	(3,324,792)	(4,180,233)	(344,401)	(2,042,017)
Transfers due to policy loans, net of
repayments	(507,612)	(956,139)	(903,181)	(180,585)	(408,570)
Transfers due to cost of insurance	-	-	-	-	-
Transfers due to changes for administrative
costs	(2,643,644)	(2,768,864)	(3,549,637)	(724,488)	(1,586,814)
Transfers between divisions and to/from
Guaranteed Principal Account	(512,994)	(305,232)	(472,972)	15,731,438	(62,043)

Net increase (decrease) in net assets
resulting from capital transactions	(3,728,883)	(4,752,906)	(6,187,441)	14,835,337	(3,171,758)
Total increase (decrease)	(7,303,575)	(8,673,209)	(17,689,314)	13,611,768	(4,050,389)

NET ASSETS, at beginning of the year	63,877,526	67,935,001	90,619,517	7,882,385	45,520,880

NET ASSETS, at end of the year	$56,573,951	$59,261,792	$72,930,203	$21,494,153	$41,470,491

See Notes to Financial Statements

F-8

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“the Separate Account”) is a separate investment account of MML Bay State Life Insurance Company (“MML Bay State”) established on June 9, 1982. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains the following three segments within the Separate Account: Variable Life, Variable Life Plus, and Variable Life Select.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MML Bay State business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2019, the Separate Account consists of thirteen divisions that invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column
American Century VP Income & Growth Division	American Century VP Income & Growth Fund[1]
Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio[2]
Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Capital Appreciation Fund[3,4]
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[3,4]
Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Fund[3,4]
Invesco Oppenheimer V.I Global Strategic Income Division	Invesco Oppenheimer V.I Global Strategic Income Fund[3,4]
MML Blend Division	MML Blend Fund[5]
MML Equity Division	MML Equity Fund[5]
MML Equity Index Division	MML Equity Index Fund[5]
MML Managed Bond Division	MML Managed Bond Fund[5]
MML Small Cap Equity Division	MML Small Cap Equity Fund[5]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[5]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[6]

In addition to the thirteen divisions, some contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Fidelity Management & Research Company is the investment adviser to this Portfolio.
[3]	Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Funds/Divisions assume the accounting and performance history of the corresponding Merging Funds/Divisions. In connection with that transaction the following Funds/Divisions merged:

MERGING FUND/DIVISION	ACQUIRING FUND/DIVISION
Fund: Oppenheimer Capital Appreciation Fund/VA	Fund: Invesco Oppenheimer V.I. Capital Appreciation Fund
Division: Oppenheimer Capital Appreciation Division	Division: Invesco Oppenheimer V.I. Capital Appreciation Division

F-9

Notes To Financial Statements (Continued)

Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Division: Oppenheimer Discovery Mid Cap Growth Division	Division: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division
Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Division: Oppenheimer Global Division	Division: Invesco Oppenheimer V.I. Global Division
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Division: Oppenheimer Global Strategic Income Division	Division: Invesco Oppenheimer V.I. Global Strategic Income Division

[4]	Invesco Advisers, Inc. is the investment adviser to this Fund.
[5]	MML Investment Advisers, LLC is the investment adviser to this Fund.
[6]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account MML Bay State Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest

F-10

Notes To Financial Statements (Continued)

rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in the Separate Account’s investment performance.

Interest income presented in the Statement of Operations represents interest credited by MML Bay State to policyholders of the Variable Life product on their outstanding loan balance. This amount is not included in calculation of Investment Income Ratio as it does not impact overall performance of the division.

G.	Policy Owner’s Share of Net Assets

The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by the Separate Account, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

H.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1958 CSO or 1980 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2019. There have been no transfers between levels for the year ended December 31, 2019.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MML Bay State, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MSD to those

F-11

Notes To Financial Statements (Continued)

broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B.	Receivable from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2019 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division

Cost of purchases	$1,515,394	$4,370,814	$7,396,396	$9,988,970	$13,569,126
Proceeds from sales	(1,831,075)	(3,377,268)	(6,321,396)	(6,751,869)	(9,743,898)

	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division

Cost of purchases	$492,044	$8,537,734	$22,791,821	$22,086,451	$1,535,609
Proceeds from sales	(16,325,845)	(8,850,889)	(24,415,708)	(4,705,413)	(1,853,691)

	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$927,409	$1,907,064	$4,757,183
Proceeds from sales	(703,901)	(2,182,497)	(4,421,759)

F-12

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2019 were as follows:

	American Century VP Income & Growth	Fidelity® VIP Contrafund®	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global
2019	Division	Division	Division	Division	Division
Units purchased	184,228	401,515	425,580	546,035	514,972
Units withdrawn	(741,915)	(950,849)	(1,111,006)	(1,488,681)	(1,655,564)
Units transferred between divisions
and to/from GPA	26,724	(24,652)	(34,961)	(48,500)	(161,254)
Net increase (decrease)	(530,963)	(573,985)	(720,387)	(991,146)	(1,301,846)

	Invesco Oppenheimer V.I. Global Strategic Income	MML Blend	MML Equity	MML Equity Index	MML Managed Bond
2019 (continued)	Division	Division	Division	Division	Division
Units purchased	133,784	679,314	2,338,097	262,743	259,362
Units withdrawn	(275,513)	(1,562,085)	(5,422,778)	(1,800,728)	(612,828)
Units transferred between divisions
and to/from GPA	(4,620,430)	(120,719)	(217,652)	5,719,523	132,025
Net increase (decrease)	(4,762,159)	(1,003,490)	(3,302,333)	4,181,539	(221,441)

	MML Small	MML U.S. Government	T. Rowe Price Mid-Cap
	Cap Equity	Money Market	Growth
2019 (continued)	Division	Division	Division
Units purchased	78,961	268,095	224,032
Units withdrawn	(182,609)	(1,257,276)	(727,056)
Units transferred between divisions
and to/from GPA	(6,425)	774,447	(15,470)
Net increase (decrease)	(110,073)	(214,733)	(518,494)

	American Century VP Income & Growth	Fidelity® VIP Contrafund®	MML Blend	MML Equity	MML Equity Index
2018	Division	Division	Division	Division	Division
Units purchased	190,185	365,559	758,055	2,547,642	285,232
Units withdrawn	(361,095)	(908,558)	(1,916,183)	(5,696,308)	(935,068)
Units transferred between divisions
and to/from GPA	10,433	(9,899)	26,015	(280,524)	(6,236,236)
Net increase (decrease)	(160,477)	(552,898)	(1,132,112)	(3,429,190)	(6,886,073)

	MML Managed Bond	MML SmallCap Equity	MML U.S. Government Money Market	Oppenheimer Capital Appreciation	Oppenheimer Discovery Mid Cap Growth
2018 (continued)	Division	Division	Division	Division	Division
Units purchased	293,208	74,190	332,951	468,743	651,500
Units withdrawn	(611,605)	(200,377)	(1,125,376)	(991,949)	(1,588,525)
Units transferred between divisions
and to/from GPA	(58,625)	422	436,561	(74,386)	(19,821)
Net increase (decrease)	(377,023)	(125,765)	(355,864)	(597,592)	(956,846)

F-13

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Oppenheimer Global	Oppenheimer Global Strategic Income	T. Rowe Price Mid-Cap Growth
2018 (continued)	Division	Division	Division
Units purchased	561,869	148,866	237,238
Units withdrawn	(1,489,546)	(422,089)	(812,692)
Units transferred between divisions
and to/from GPA	(46,938)	4,699,302	(11,127)
Net increase (decrease)	(974,615)	4,426,079	(586,581)
F-14

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2019 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units[4]	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Income & Growth Division
2019	3,820,817			$2.76	$10,526,528	2.06%			0.55%			23.27%
2018	4,351,780			2.23	9,726,143	1.92			0.55			(7.38)
2017	4,512,257			2.41	10,888,478	2.38			0.55			19.83
2016	4,652,268			2.01	9,368,809	2.38			0.55			12.86
2015	4,897,142			1.78	8,738,021	2.10			0.55			(6.14)

Fidelity® VIP Contrafund® Division
2019	7,335,899			4.25	31,153,035	0.46			0.55			30.86
2018	7,909,884			3.25	25,669,741	0.70			0.55			(6.89)
2017	8,462,782			3.49	29,497,142	0.99			0.55			21.21
2016	9,249,059			2.88	26,596,751	0.81			0.55			7.41
2015	10,012,131			2.68	26,803,657	1.01			0.55			0.12

Invesco Oppenheimer V.I. Capital Appreciation Division[5]
2019	9,487,440			7.51	71,220,795	0.06			0.55			35.45
2018	10,207,827			5.54	56,573,951	0.32			0.55			(6.25)
2017	10,805,419			5.91	63,877,526	0.24			0.55			26.14
2016	11,529,208			4.69	54,032,655	0.41			0.55			(2.74)
2015	12,403,431			4.82	59,765,853	0.09			0.55			2.98

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division[5]
2019	12,544,680			6.07	76,121,664	-			0.55			38.60
2018	13,535,826			4.38	59,261,792	-			0.55			(6.60)
2017	14,492,672			4.69	67,935,001	0.03			0.55			28.09
2016	15,664,425			3.66	57,326,462	-			0.55			1.77
2015	16,726,085			3.60	60,144,502	-			0.55			6.02

Invesco Oppenheimer V.I. Global Division[5]
2019	12,281,128	3.34	to	8.94	86,639,327	0.90	0.40	to	0.55	31.06	to	31.26
2018	13,582,973	2.55	to	6.82	72,930,203	0.99	0.40	to	0.55	(13.66)	to	(13.53)
2017	14,557,589	2.94	to	7.90	90,619,517	0.92	0.40	to	0.55	35.92	to	36.12
2016	15,711,903	2.16	to	5.81	72,010,908	1.07	0.40	to	0.55	(0.47)	to	(0.32)
2015	17,002,926	2.17	to	5.84	78,201,464	1.34	0.40	to	0.55	3.37	to	3.53

Invesco Oppenheimer V.I Global Strategic Income Division[5]
2019	2,033,209			3.49	7,086,866	1.90			0.55			10.20
2018	6,795,368			3.16	21,494,153	5.00			0.55			(4.92)
2017	2,369,289			3.33	7,882,385	2.28			0.55			5.69
2016	2,487,112			3.15	7,828,836	4.98			0.55			5.95
2015	2,692,268			2.97	7,998,685	5.86			0.55			(2.80)

MML Blend Division
2019	14,297,666	4.74	to	10.40	96,542,455	2.44	0.25	to	0.55	20.72	to	21.08
2018	15,301,156	3.93	to	8.60	85,867,703	2.12	0.25	to	0.55	(4.87)	to	(4.58)
2017	16,433,268	4.13	to	9.03	96,942,162	2.12	0.25	to	0.55	14.62	to	14.97
2016	17,754,821	3.60	to	7.86	91,052,530	2.14	0.25	to	0.55	8.82	to	9.15
2015	19,204,253	3.31	to	7.22	91,061,263	2.14	0.25	to	0.55	(0.47)	to	(0.17)

F-15

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units[4]	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Equity Division
2019	43,648,905	4.61	to	10.85	265,009,336	2.04	0.25	to	0.55	25.23	to	25.61
2018	46,951,238	3.68	to	8.65	227,988,528	1.77	0.25	to	0.55	(10.49)	to	(10.22)
2017	50,380,428	4.11	to	9.65	275,093,201	1.82	0.25	to	0.55	15.16	to	15.50
2016	54,061,658	3.57	to	8.37	256,154,209	1.75	0.25	to	0.55	11.98	to	12.31
2015	57,921,176	3.19	to	7.46	246,277,473	2.09	0.25	to	0.55	(3.96)	to	(3.67)

MML Equity Index Division
2019	20,017,308	2.79	to	3.00	59,241,756	3.30	0.40	to	0.55	30.34	to	30.53
2018	15,835,769	2.14	to	2.30	35,723,436	1.68	0.40	to	0.55	(5.16)	to	(5.01)
2017	22,721,842	2.25	to	2.43	54,328,435	1.19	0.40	to	0.55	20.83	to	21.01
2016	23,561,438	1.86	to	2.01	46,592,732	1.87	0.40	to	0.55	11.01	to	11.17
2015	24,393,646	1.67	to	1.81	43,413,628	1.48	0.40	to	0.55	0.61	to	0.76

MML Managed Bond Division
2019	3,775,576	3.11	to	5.85	14,034,634	3.69	0.25	to	0.55	9.21	to	9.54
2018	3,997,018	2.85	to	5.34	13,577,705	3.45	0.25	to	0.55	(0.99)	to	(0.69)
2017	4,374,040	2.87	to	5.39	15,136,708	3.18	0.25	to	0.55	4.12	to	4.43
2016	4,497,161	2.76	to	5.17	15,003,715	2.82	0.25	to	0.55	2.19	to	2.49
2015	4,916,403	2.70	to	5.05	15,918,444	2.83	0.25	to	0.55	(1.29)	to	(1.00)

MML Small Cap Equity Division
2019	1,946,939			4.22	8,223,169	0.47			0.55			25.77
2018	2,057,011			3.36	6,907,818	0.49			0.55			(10.68)
2017	2,182,776			3.76	8,206,763	0.84			0.55			13.74
2016	2,283,587			3.31	7,548,354	1.07			0.55			17.57
2015	2,443,224			2.81	6,869,223	0.84			0.55			(6.15)

MML U.S. Government Money Market Division
2019	2,673,499	1.46	to	2.17	4,413,233	1.70	0.25	to	0.55	1.15	to	1.45
2018	2,888,232	1.45	to	2.15	4,690,956	1.33	0.25	to	0.55	0.78	to	1.08
2017	3,244,096	1.44	to	2.13	5,227,827	0.36	0.25	to	0.55	(0.19)	to	0.11
2016	3,410,377	1.44	to	2.13	5,553,126	-	0.25	to	0.55	(0.44)	to	(0.14)
2015	3,785,792	1.45	to	2.13	6,163,413	0.01	0.25	to	0.55	(0.55)	to	(0.25)

T. Rowe Price Mid-Cap Growth Division
2019	7,927,541	5.74	to	7.13	50,852,827	0.14	0.40	to	0.55	30.57	to	30.77
2018	8,446,035	4.39	to	5.46	41,470,491	-	0.40	to	0.55	(2.57)	to	(2.42)
2017	9,032,616	4.50	to	5.60	45,520,880	-	0.40	to	0.55	24.09	to	24.28
2016	9,826,189	3.62	to	4.51	39,901,245	-	0.40	to	0.55	5.68	to	5.83
2015	10,704,253	3.42	to	4.27	41,097,548	-	0.40	to	0.55	5.98	to	6.14

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]	The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]	See note 3G with respect to Variable Life.
[5]	Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

F-16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within the Separate Account (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge This charge is assessed through the redemption of units.	$2.50 to $6.00 per month
Mortality and Expense Risk Charge This charge is assessed through reduction of unit values.	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in the Separate Account.
Mortality Charge This charge is assessed through the redemption of units.	$0.01688 to $63.89 per $1,000 of insurance risk
Additional Mortality Fees This charge is assessed through the redemption of units.	$0.0042 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
Loan Interest Rate Expense Charge This charge is assessed through the redemption of units.	Effective annual rate of 0.90% to 1.00% of the loan mount

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.
A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage
B. Death Benefit Guarantee	$0.01 per $1,000 of face amount
C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage
D. Children’s Term	$5.00 per $1,000 of insurance risk
E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium
F. Renewal Term	$1.53 to $39.37 per $1,000 of insurance risk
G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions
H. Waiver of Premium	$0.11 to $3.51 per $1,000 of insurance risk

9.	SUBSEQUENT EVENTS

The spread of the coronavirus, causing increased cases of COVID-19, around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, MML Bay State is actively monitoring the extent of the impact to its operations.

F-17

Notes To Financial Statements (Continued)

The Separate Account’s management has reviewed events occurring through April 3, 2020, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-18

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2019 and 2018 and

for the years ended December 31, 2019, 2018 and 2017

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Shareholder of
MML Bay State Life Insurance Company:

We have audited the accompanying statutory financial statements of MML Bay State Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/ KPMG LLP

Hartford, Connecticut

February 24, 2020

2

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

	Years Ended December 31,
	2019	2018
	($ In Millions Except for Par Value)
Assets:
Bonds	$306	$356
Mortgage loans	2	3
Policy loans	98	97
Cash, cash equivalents and short-term investments	60	24
Total invested assets	466	480
Investment income due and accrued	5	5
Insurance amounts receivable	23	15
Federal income taxes	4	4
Net deferred income taxes	2	-
Total assets excluding separate accounts	500	504
Separate account assets	4,618	4,356
Total assets	$5,118	$4,860

Liabilities:
Policyholders’ reserves	$146	$144
Liabilities for deposit-type contracts	17	15
Contract claims and other benefits	26	21
Transfers due to separate accounts	2	8
Payable to affiliates	3	3
Asset valuation reserve	6	6
Other liabilities	7	(3)
Total liabilities excluding separate accounts	207	194
Separate account liabilities	4,618	4,356
Total liabilities	4,825	4,550
Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	144	144
Surplus	147	164
Total shareholder’s equity	293	310
Total liabilities and shareholder’s equity	$5,118	$4,860

See notes to statutory financial statements

3

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Revenue:
Premium income	$3	$1	$2
Net investment income	18	17	18
Reserve adjustments on reinsurance ceded	(72)	(72)	(70)
Fees and other income	74	78	74
Total revenue	23	24	24
Benefits, expenses and other deductions:
Policyholders’ benefits	50	48	45
Change in policyholders’ reserves	2	3	2
Net transfers from separate accounts	(57)	(59)	(44)
General insurance expenses	10	10	8
Commissions	2	2	3
State taxes, licenses and fees	1	1	1
Other deductions	(3)	(2)	(3)
Total benefits, expenses and other deductions	5	3	12
Net gain from operations before federal income taxes	18	21	12
Federal income tax expense (benefit)	4	3	(3)
Net income	$14	$18	$15

See notes to statutory financial statements

4

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Shareholder’s equity, beginning of year	$310	$295	$288
Net increase/(decrease) due to:
Net income	14	18	15
Change in other net deferred income taxes	2	(7)	(10)
Change in nonadmitted assets	1	6	5
Change in asset valuation reserve	-	(1)	-
Dividend paid	(30)	-	-
Prior period adjustments	-	1	-
Other	(4)	(2)	(3)
Net (decrease) increase	(17)	15	7
Shareholder’s equity, end of year	$293	$310	$295

See notes to statutory financial statements

5

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$2	$1	$2
Net investment income	19	17	17
Miscellaneous income	-	6	20
Benefit payments	(46)	(44)	(51)
Net transfers from separate accounts	51	52	36
Commissions and other expenses	(13)	(12)	(13)
Federal and foreign income taxes paid	(5)	(2)	(19)
Net cash from operations	8	18	(8)

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	53	35	23
Mortgage loans	-	-	1
Total investment proceeds	53	35	24
Cost of investments acquired:
Bonds	(2)	(79)	(26)
Total investments acquired	(2)	(79)	(26)
Net (increase) decrease in policy loans	(1)	(1)	1
Net cash from investing activities	50	(45)	(1)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1	1	1
Dividend paid	(30)	-	-
Other cash provided (used)	7	(5)	-
Net cash from financing and miscellaneous sources	(22)	(4)	1

Net change in cash, cash equivalents and short-term investments	36	(31)	(8)
Cash, cash equivalents and short-term investments, beginning of year	24	55	63
Cash, cash equivalents and short-term investments, end of year	$60	$24	$55

See notes to statutory financial statements

6

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.     Nature of operations

These statutory financial statements include MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life and individual annuities.

2.     Summary of significant accounting policies

a.     Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

●	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity

Policyholders’ liabilities

●	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest

●	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded

●	Payments received for universal and variable life insurance products and certain variable annuities contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

●	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

7

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized capital gains (losses)

●	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Shareholder’s Equity

●	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation

●	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances

●	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve

●	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses)

●	Statutory Statements of Changes in Shareholder’s Equity includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.     Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

8

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.     Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances.

d.     Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

e.     Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

f.     Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

g.     Insurance amounts receivable

Insurance amounts receivable primarily includes reinsurance recoverables and other receivables, including deferred and uncollected premium.

h.     Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities (DTA(L)). Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

9

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.     Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end. These assets are designated as nonadmitted and are excluded from Statutory Statements of Financial Position through a charge against surplus.

j.     Separate accounts

Separate and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, and certain book value separate accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

k.     Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods and are determined based on statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain individual variable annuity products issued by the Company offer guaranteed minimum death benefits (GMDBs). The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, variable life uses a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable universal life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

10

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

l.     Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

m.    Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

n.     Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against credit-related changes in the value of bonds and mortgage loans. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

o.     Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

p.     Other liabilities

Other liabilities primarily consist of due and accrued separate account transfers, remittances and items not allocated, affiliated payables and accounts payable.

q.     Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

r.     Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily variable life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are

11

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

s.     Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

12

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of bonds held at fair value and are recorded as a change in shareholder’s equity net of tax.

3.     New accounting standards

Adoption of new accounting standards

In November 2018, the NAIC adopted modifications to the liquidity risk disclosure requirements of Statements of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, No. 52, Deposit-Type Contracts, and No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, effective December 31, 2019. The modifications require the Company to provide additional liquidity risk information such as current surrender charges, amount of account value, cash value and reserves breakouts by withdrawal characteristics for certain general and separate account products and groups of products. Additionally, a reconciliation of amounts of total reserves disclosed to the applicable annual statement exhibits, and the corresponding financial statement line items is required. The modifications did not have a material effect on the Company’s financial statements.

In April 2019, the NAIC adopted modifications to SSAP Nos. 26R, Bonds, 43R, Loan-Backed and Structured Securities, and 86, Derivatives, reclassifying structured notes as specifically defined that expose the investor to the risk of principal loss as derivative instruments, effective December 31, 2019. These types of structured notes where there is an embedded derivative wrapped by a bond include underlying risks that are not linked to the issuer’s credit. Structured notes are currently reported as long-term bonds valued at amortized cost; while as derivative instruments, structured notes would be carried at fair value. The adoption of these modifications did not have a material impact on the Company’s financial statements.

13

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.     Future adoption of new accounting standards

In June 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51R using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. At the time of adoption, the modifications are not expected to have a material effect on the Company’s total life reserves and surplus in the financial statements.

In August 2019, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR). The adoption, effective January 1, 2020, only applies to certain annuity products and includes inforce policies issued after 1980. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the aggregate reserve for contracts falling within the scope of these requirements shall equal the stochastic reserve plus the additional standard projection amount less the projected IMR included in the starting assets. These requirements constitute the CARVM for all contracts encompassed by the scope. The modifications are not expected to have a material effect on the Company’s total annuity reserves and surplus in the financial statements.

14

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.     Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2019
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$39	$39	$-	$39	$-
Industrial and miscellaneous	267	281	-	281	-
Mortgage loans - residential	2	2	-	-	2
Cash, cash equivalents and short-term investments	60	60	-	60	-
Separate account assets	4,618	4,658	1,078	3,568	12
Financial liabilities:
Individual annuity contracts	4	3	-	-	3
Supplementary contracts	16	16	-	-	16

	December 31, 2018
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$39	$39	$-	$39	$-
Industrial and miscellaneous	311	307	-	306	1
Parent, subsidiaries and affiliates	6	6	-	6	-
Mortgage loans - residential	3	3	-	-	3
Cash, cash equivalents and short-term investments	24	24	(1)	25	-
Separate account assets	4,356	4,344	913	3,419	12
Financial liabilities:
Individual annuity contracts	3	2	-	-	2
Supplementary contracts	15	15	-	-	15

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

15

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, transfers between Level 1 and Level 2 measurement categories are expected to be infrequent.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Separate account assets	$1,078	$2,385	$-	$3,463

$1,155 million of book value separate account assets are not carried at fair value and, therefore, are not included in this table.

For the year ended December 31, 2019, there were no significant transfers between Level 1 and Level 2.

16

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Separate account assets	$913	$2,321	$-	$3,234

$1,122 million of book value separate account assets are not carried at fair value and, therefore, are not included in this table.

For the year ended December 31, 2018, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies) and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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5.     Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.     Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$39	$-	$-	$39
Industrial and miscellaneous	267	14	-	281
Total	$306	$14	$-	$320

	December 31, 2018
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$39	$-	$-	$39
Industrial and miscellaneous	311	2	6	307
Parent, subsidiaries and affiliates	6	-	-	6
Total	$356	$2	$6	$352

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

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		December 31,
		2019		2018
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/ Aa/ A	$207	68%	$246	69%
2	Baa	93	30	106	30
3	Ba	4	1	1	-
4	B	2	1	3	1
5	Caa and lower	-	-	-	-
6	In or near default	-	-	-	-
	Total	$306	100%	$356	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2019				2018
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$2	100%	$81	92%	$2	100%	$92	98%
2	-	-	4	4	-	-	2	2
3	-	-	4	4	-	-		- +
	$2	100%	$89	100%	$2	100%	$94	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$39	$39
Due after one year through five years	43	45
Due after five years through ten years	119	128
Due after ten years	105	108
Total	$306	$320

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Proceeds from sales	$18	$5	$5

Gross realized capital gains (losses) from sales were less than $1 million for the years ended December 31, 2019, 2018 and 2017.

Gross unrealized losses of bonds less than 12 months were less than $1 million with a fair value of $9 million on 17 issuers and gross unrealized losses of bonds 12 months or longer were less than $1 million with a fair value of $21 million on 13 issuers for the year ended December 31, 2019.

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

December 31, 2018
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
($ In Millions)

Industrial and miscellaneous	$103	$2	143	$99	$4	107

As of December 31, 2019 and 2018, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2019, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $8 million. Securities in an unrealized loss position for less than 12 months had a fair value of $7 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2 million and unrealized losses of less than $1 million. These securities were categorized as industrial and miscellaneous.

As of December 31, 2018, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $97 million. Securities in an unrealized loss position for less than 12 months had a fair value of $31 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $66 million and unrealized losses of $3 million. These securities were categorized as industrial and miscellaneous.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2019 or 2018, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2019 and 2018.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2019, RMBS had a total carrying value of $2 million and a fair value of $2 million, of which approximately 36%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $2 million and a fair value of $2 million. As of December 31, 2018, RMBS had a total carrying value of $2 million and a fair value of $3 million, of which approximately 37%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $2 million and a fair value of $2 million.

During the year ended December 31, 2019, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2019, total leveraged loans and leveraged loan CDOs had a carrying value of $2 million and a fair value of $2 million, all of which were domestic leveraged loans and CDOs. As of December 31, 2018, total leveraged loans and leveraged loan CDOs had a carrying value of $18 million and a fair value of $18 million, all of which were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $89 million and fair value of $92 million as of December 31, 2019 and a carrying value of $94 million and fair value of $92 million as of December 31, 2018.

b.     Mortgage loans

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. As of December 31, 2019 and December 31, 2018, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2019 or 2018.

The carrying and fair values of the Company’s residential mortgage loans were $2 million as of December 31, 2019 and $3 million as of December 31, 2018.

The Company uses an internal rating system as its primary method of monitoring credit quality. The residential mortgage loan portfolio translated into the equivalent rating agency designation of AAA/AA/A and had carrying values of $2 million as of December 31, 2019 and $3 million as of December 31, 2018.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2019		2018

	Low	High	Low	High

Residential mortgage loans	3.9%	7.0%	3.0%	6.5%

The Company did not purchase any residential mortgage loans during the years ended December 31, 2019 and 2018.

The Company did not hold any impaired residential mortgage loans and had no valuation allowances recorded as of December 31, 2019, 2018 or 2017. The Company did not hold any restructured residential mortgage loans or residential mortgage loans with principal or interest past due as of December 31, 2019 or 2018.

c.     Net investment income

Net investment income comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$12	$13	$12
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	2	1	1
Other	-	(1)	-
Subtotal investment income	19	18	18
Investment expenses	(1)	(1)	-
Net investment income	$18	$17	$18

d.     Net realized capital gains (losses)

Net realized capital gains after tax and transfer to the IMR were less than $1 million for the years ended December 31, 2019, 2018 and 2017.

The IMR liability balance was less than $1 million as of December 31, 2019 and 2018 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2o. “Interest maintenance reserve” for information on the Company’s policy for IMR.

For the years ended December 31, 2019, 2018 and 2017, the Company recognized less than $1 million for each year, of OTTI on structured and loan-backed securities, primarily due to the present value of expected cash flows being less than the amortized cost.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

23

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Act. The Act contains several key provisions that have significant financial statement effects in both the current and prior reporting periods. Effective January 1, 2018, the Act reduced the corporate tax rate to 21 percent, eliminated the corporate alternative minimum tax, increased the capitalization rates for determining deferred acquisitions costs and extended the amortization period, modified the life company proration rules, reduced the dividends received deduction applicable to corporate shareholders, and modified the net operating loss deduction applicable to corporate taxpayers.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves, effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The transition amount, as adjusted, was a net decrease to the deferred tax asset of less than $1 million, offset by a corresponding decrease in its deferred tax liability.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$5	$-	$5
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	5	-	5
DTAs nonadmitted	(2)	-	(2)
Subtotal net admitted DTA	3	-	3
Total gross DTLs	1	-	1
Net admitted DTA(L)	$2	$-	$2

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$5	$-	$5
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	5	-	5
DTAs nonadmitted	(3)	-	(3)
Subtotal net admitted DTA	2	-	2
Total gross DTLs	-	2	2
Net admitted DTA(L)	$2	$(2)	$-

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$-	$-	$-
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	-	-	-
DTAs nonadmitted	1	-	1
Subtotal net admitted DTA	1	-	1
Total gross DTLs	1	(2)	(1)
Net admitted DTA(L)	$-	$2	$2

		December 31, 2019
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1.	Adjusted gross DTA to be realized	2	-	2
2.	Adjusted gross DTA allowed per limitation threshold	43	-	43
Lesser of lines 1 or 2		2	-	2
Adjusted gross DTAs offset by existing DTLs		1	-	1
Total admitted DTA realized within 3 years		$3	$-	$3

		December 31, 2018
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1.	Adjusted gross DTA to be realized	-	-	-
2.	Adjusted gross DTA allowed per limitation threshold	46	-	46
Lesser of lines 1 or 2		-	-	-
Adjusted gross DTAs offset by existing DTLs		2	-	2
Total admitted DTA realized within 3 years		$2	$-	$2

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

		Change
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1.	Adjusted gross DTA to be realized	2	-	2
2.	Adjusted gross DTA allowed per limitation threshold	(3)	-	(3)
Lesser of lines 1 or 2		2	-	2
Adjusted gross DTAs offset by existing DTLs		(1)	-	(1)
Total admitted DTA realized within 3 years		$1	$-	$1

The Company's total realization threshold limitations are as follows:

	December 31,
	2019	2018
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	10,522%	12,234%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$317	$306

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	100%	-%

	December 31, 2018
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	100%	-%	100%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(100)%	100%	-%

There are no reinsurance strategies included in the Company's tax-planning.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Federal income tax expense (benefit) on operating earnings	$4	$3	$(3)
Foreign income tax expense on operating earnings	-	-	-
Total federal and foreign income tax expense (benefit) on operating earnings	4	3	(3)
Federal income tax expense on net realized capital gains (losses)	-	-	-
Total federal and foreign income tax expense (benefit)	$4	$3	$(3)

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2019	2018	Change
	(In Millions)
DTAs:
Ordinary
Policy acquisition costs	$3	$4	$(1)
Reserve items	1	1	-
Other	-	-	-
Total ordinary DTAs	4	5	(1)
Nonadmitted DTAs	(2)	(3)	1
Admitted ordinary DTAs	2	2	-
Capital
Investment items	1	-	1
Total capital DTAs	1	-	1
Admitted DTAs	3	2	1

DTLs:
Other	1	-	1
Total ordinary DTLs	1	-	1

Capital
Investment items	-	2	(2)
Total capital DTLs	-	2	(2)

Total DTLs	1	2	(1)

Net admitted DTA	$2	$-	$2

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Net DTA(L)	$2	$(7)	$(10)
Less: Items not recorded in the change in net deferred income taxes:
Change in net deferred income taxes	$2	$(7)	$(10)

As of December 31, 2019, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

28

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Shareholder's Equity and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
	21%	21%	35%
Provision computed at statutory rate	$4	$4	$4
Investment items	(2)	(1)	(4)
Corporate rate reduction	-	-	7
Change in tax treatment of a prior year reinsurance transaction	-	7	-
Total statutory income tax expense	$2	$10	$7

Federal and foreign income tax expense (benefit)	$4	$3	$(3)
Change in net deferred income taxes	(2)	7	10
Total statutory income tax expense	$2	$10	$7

The Company paid federal income taxes of $5 million in 2019, $3 million in 2018 and $19 million in 2017.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets. As of December 31, 2019, the Company had no liabilities for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2013 and prior. The IRS commenced its exam of years 2014-2016 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the financial position or liquidity of the Company.

As of December 31, 2019 and 2018, the Company did not recognize any protective deposits as admitted assets.

29

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in insurance amounts receivable in the Company’s Statutory Statements of Financial Position.

The Company had $2.6 million of ordinary renewal as of December 31, 2019 and had $2.5 million as of December 31, 2018. As of December 31, 2019 and 2018, the Company had less than $1 million of group life, on both a gross and net of loading and reinsurance basis, for deferred and uncollected life insurance premium and annuity considerations.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2k. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $11,333 million as of December 31, 2019 and $11,534 million as of December 31, 2018.

The following summarizes policyholders' reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2019				2018
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Variable life	$143	3.0%	-	5.5%	$140	4.0%	-	5.5%
Individual annuities	3	5.0%	-	7.3%	4	5.0%	-	7.3%
Total	$146				$144

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $17 million as of December 31, 2019 and $15 million as of December 31, 2018 were included in liabilities for deposit-type contracts. The interest rates on supplementary contracts ranged from 0.3% to 3.0% as of December 31, 2019 and 2018.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2018	$1
Incurred guarantee benefits	-
Paid guarantee benefits	-
Liability as of December 31, 2018	1
Incurred guarantee benefits	-
Paid guarantee benefits	-
Liability as of December 31, 2019	$1

The Company held reserves in accordance with the standard scenario as of December 31, 2019 and December 31, 2018.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2019			2018
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)

GMDB	$39	$4	72	$35	$6	72

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2019	2018
	(In Millions)

Separate account	$37	$33
General account	2	2
Total	$39	$35

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or Modco basis. The Company’s highest retention

31

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 14. "Related party transactions" for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2019, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $11 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Direct premium	$32	$30	$38
Premium ceded	(29)	(29)	(36)
Total net premium	$3	$1	$2

Ceded reinsurance recoveries	$37	$37	$42

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2019	2018
	(In Millions)

Reinsurance reserves ceded	$(21)	$(21)

Ceded amounts recoverable	6	11

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2019 include $21 million associated with life insurance policies. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2018 include $21 million associated with life insurance policies.

As of December 31, 2019, one reinsurer accounted for 57% of the outstanding balance of the unaffiliated reinsurance recoverable and the next largest reinsurer had 18%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

32

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2019 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$-	$1	3%
At book value less current surrender At fair value	-	-	37	37	92
Total with market value adjustment or at fair value	1	-	37	38	95
Not subject to discretionary withdrawal	2	-	-	2	5
Total	$3	$-	$37	$40	100%

 Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment adjustment)	$17	$-	$-	$17	100%
Total	$17	$-	$-	$17	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2019 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3
Liabilities for deposit-type contracts	17
Subtotal	20
Separate Account Annual Statement:
Annuities	37
Total	$57

33

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2019 are illustrated below:

				Separate Account
	General Account			- Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Variable Life	3	3	1	7	7	11
Variable Universal Life	145	145	153	4,564	4,514	4,564
Not subject to discretionary withdrawal or no cash values
Disability - Disabled Lives	-	-	8	-	-	-
Miscellaneous Reserves	-	-	2	-	-	-
Total (gross: direct + assumed)	148	148	164	4,571	4,521	4,575
Reinsurance Ceded	-	-	21	-	-	-
Total (net)	148	148	143	4,571	4,521	4,575

c.	Separate accounts

The Company has guaranteed separate accounts classified as nonindexed to fund a long-term interest guarantee in excess of a year that does not exceed 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

34

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019 is as follows:

	Guaranteed
	Nonindexed
	Less Than/	Non
	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2019	$-	$29	$29

Reserves at December 31, 2019:
For accounts with assets at:
Fair value	$-	$1,135	$1,135
Amortized cost/book value	3,477	-	3,477
Subtotal	3,477	1,135	4,612
Non policy liabilities	1	5	6
Total	$3,478	$1,140	$4,618

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$1,135	$1,135
At book value without market value adjustment and current surrender charge of less than 5%	3,477	-	3,477
Subtotal	3,477	1,135	4,612
Non policy liabilities	1	5	6
Total	$3,478	$1,140	$4,618

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR. The Company has a general account AVR of $5 million for book value separate accounts.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$29	$31	$32
Transfers from separate accounts	(86)	(90)	(76)
Net transfers from separate accounts	$(57)	$(59)	$(44)
35

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Shareholder's equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $29 million of shareholder’s equity is available for distribution to the shareholder in 2020 without prior regulatory approval. The Company declared and paid a $30 million dividend to C.M. Life in 2019 and did not pay a dividend in 2018 or 2017.

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2019, 2018 and 2017. Accordingly, the Company has excluded these non-cash activities from the Statutory Statement of Cash Flows for the years ended December 31, 2019, 2018 and 2017.

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Bond conversions and refinancing	$6	$1	$2

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. The Company reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

36

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in capital markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Market factors, including interest rates, credit spread, equity prices, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

37

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses is not material.

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$1	$1
Investment advisory income	2	2	2
Fee expense:
Management and service contracts and cost-sharing arrangements	11	11	9

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2019 and 2018. The Company reported $3 million as amounts due to affiliates as of December 31, 2019 and 2018. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has a Modco quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on certain bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

38

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.24% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $26 million in 2019 and $27 million in 2018 and 2017, and it was not exceeded in any of the years.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

As of December 31, 2019, the net amounts due from MassMutual for the various reinsurance agreements were $20 million and as of December 31, 2018, the net amounts due from MassMutual were $16 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Premium expense ceded, related to:
Quota-share reinsurance agreements	$(5)	$(5)	$(6)

Modco adjustments ceded, included in fees and other income	(9)	(12)	(14)

Expenses allowances on reinsurance ceded, included in fees and other income, related to:
Modco agreements	6	6	6

Policyholders' benefits ceded, related to:
Modco agreements	8	6	14
Quota-share reinsurance agreements	2	5	3

Experience refunds (paid) received, related to:
Modco agreements	-	3	(1)

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2019 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MMAF Equipment Finance LLC

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

39

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

16.	Subsequent events

Management of the Company has evaluated subsequent events through February 24, 2020, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

40

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2019	$-	$-	$-	$-	$-	$-	$-
September 30, 2019	-	-	-	-	-	-	-
June 30, 2019	-	-	-	-	-	-	-
March 31, 2019	21,072	-	21,072	19,523	(1,549)	19,523	572
December 31, 2018	18,632	-	18,632	1,599	(17,033)	1,599	1,903
September 30, 2018	-	-	-	-	-	-	-
June 30, 2018	-	-	-	-	-	-	-
March 31, 2018	-	-	-	-	-	-	-
December 31, 2017	-	-	-	-	-	-	-
September 30, 2017	-	-	-	-	-	-	-
June 30, 2017	342	-	342	267	(76)	267	2,967
March 31, 2017	94,424	-	94,424	53,149	(41,274)	53,149	89,279
December 31, 2016	110,964	-	110,964	109,147	(1,816)	109,147	104,908
September 30, 2016	118,384	-	118,384	117,539	(845)	117,539	112,771
June 30, 2016	76,837	-	76,837	70,385	(6,452)	70,385	72,517
March 31, 2016	-	-	-	-	-	-	-
December 31, 2015	-	-	-	-	-	-	-
September 30, 2015	79,533	-	79,533	77,197	(2,337)	77,197	76,961
June 30, 2015	-	-	-	-	-	-	-
March 31, 2015	-	-	-	-	-	-	-
December 31, 2014	7,387	-	7,387	5,752	(1,635)	5,752	24,010
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	-	-	-	-	-	-	-
March 31, 2014	11,682	-	11,686	11,342	(340)	11,342	13,573
December 31, 2013	8,955	-	8,955	7,967	(989)	7,967	11,477
September 30, 2013	5,947	-	5,947	5,842	(104)	5,842	5,478
June 30, 2013	456,120	-	456,120	445,397	(10,723)	445,397	340,977
March 31, 2013	-	-	-	-	-	-	-
December 31, 2012	1,242,596	-	1,242,596	1,144,981	(97,615)	1,144,981	1,195,405
September 30, 2012	2,265,156	-	2,265,156	2,103,073	(162,083)	2,103,073	2,115,759
June 30, 2012	1,884,018	-	1,884,018	1,845,692	(38,325)	1,845,692	1,521,643
March 31, 2012	3,900,635	-	3,900,635	3,788,244	(112,391)	3,788,244	3,066,813
December 31, 2011	3,900,658	-	3,900,658	3,740,566	(160,092)	3,740,566	3,217,415
September 30, 2011	2,070,737	-	2,070,737	2,014,121	(56,616)	2,014,121	1,664,099
June 30, 2011	4,933,708	-	4,933,708	4,626,546	(307,162)	4,626,546	3,860,445
March 31, 2011	3,031,095	-	3,031,095	2,949,182	(81,913)	2,949,182	2,370,633
December 31, 2010	2,843,613	-	2,843,613	2,795,486	(48,127)	2,795,486	2,189,661
September 30, 2010	3,666,523	-	3,666,523	3,544,040	(122,482)	3,544,040	2,935,440
June 30,2010	2,331,449	-	2,331,449	2,200,016	(131,433)	2,200,016	1,658,548
March 31, 2010	3,606,733	-	3,606,733	3,269,444	(337,290)	3,269,444	2,259,717
December 31, 2009	4,888,306	-	4,888,306	4,101,773	(786,533)	4,101,773	2,994,613
September 30, 2009	10,338,099	207,960	10,546,059	9,768,287	(777,772)	9,768,287	6,661,983
Totals		$207,960			$(3,305,006)

There were no impairments on loan-backed or structured securities for the three months ended December 31, 2019.

41

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no impairments on loan-backed or structured securities for the three months ended September 30, 2019.

There were no impairments on loan-backed or structured securities for the three months ended June 30, 2019.

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$21,072	$-	$21,072	$19,523	$(1,549)	$19,523	$572

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$18,632	$-	$18,632	$1,599	$(17,033)	$1,599	$1,903

There were no impairments on loan-backed or structured securities for the three months ended September 30, 2018.

There were no impairments on loan-backed or structured securities for the three months ended June 30, 2018.

There were no impairments on loan-backed or structured securities for the three months ended March 31, 2018.

There were no impairments on loan-backed or structured securities for the three months ended December 31, 2017.

There were no impairments on loan-backed or structured securities for the three months ended September 30, 2017.

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RLG0	$342	$-	$342	$267	$(76)	$267	$2,967

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$7,034	$-	$7,034	$34	$(7,000)	$34	$4,334
86358RA23	87,390	-	87,390	53,116	(34,274)	53,116	84,945
Totals	$94,424	$-	$94,424	$53,149	$(41,274)	$53,149	$89,279

42

PART C

OTHER INFORMATION

Item 26.                                                  Exhibits

Exhibit (a)                                       Resolution of the Board of Directors of MML Bay State Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

Exhibit (b)                                       Not Applicable

Exhibit (c)                                        i.                                        Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

ii.                                     Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

Exhibit (d)                                       i.                                        Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 033-82060 filed April 24, 1998

ii.                                     Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

iii.                                  Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

iv.                                   Form of Death Benefit Guarantee Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

v.                                      Form of Disability Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

vi.                                   Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

vii.                                Form of Right to Exchange Insured Endorsement — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

Exhibit (e)                                        Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Initial Registration Statement File No. 333-49457 filed April 6, 1998

Exhibit (f)                                         i.                                          Amended and Restated Certificate of Incorporation of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

ii.                                       By-Laws of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

Exhibit (g)                                        Reinsurance Contracts

i.                                          American United Life Insurance Company

a.              Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) effective February 8, 1999 and amendments dated February 8, 1999, February 8, 1999, February 8, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

•                  Amendment dated February 8, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-89798 filed April 25, 2012

•                  Amendments dated January 1, 1999, September 1, 1999, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•                  Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                  Amendments effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

•                  Amendment effective March 12, 2013 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

ii.                                       General & Cologne Life Re

a.              Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company effective February 8, 1999, and amendments dated February 8, 1999, February 8, 1999, February 8, 1999, February 8, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

•                  Amendments dated January 1, 1999, September 1, 1999, June 15, 2001, February 19, 2002, March 1, 2004, September 1, 2006, January 1, 2009 and August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•                  Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                  Amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

•                  Amendment effective February 8, 1999 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•                  Amendment effective May 1, 2012 and May 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

•                  Amendments effective August 28, 2014 and August 28, 2014 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

iii.                                    Lincoln National Life Insurance Company

a.              Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) effective February 8, 1999, and amendments dated February 8, 1999, February 8, 1999, February 8, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

•                  Amendments dated January 1, 1999, September 1, 1999, June 15, 2001, March 1, 2004, November 30, 2005, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009 and July 31, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•                  Amendments effective February 8, 1999 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

•                  Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

•                  Amendments effective May 1, 2012 and May 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

iv.                                   Munich American Reassurance Company

a.              Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) effective February 8, 1999, and amendments dated February 8, 1999, February 8, 1999, February 8, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

•                  Amendments dated September 1, 2006, January 1, 2009 and August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•                  Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•                  Amendments dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                  Amendments effective February 8, 1999 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                  Amendments effective May 1, 2012 and May 21, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 29, 2014

•                  Amendments effective August 28, 2014 and August 28, 2014 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

•                  Amendments effective October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

v.                                      RGA Reinsurance Company

a.              Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) effective February 8, 1999, and amendments dated February 8, 1999, February 8, 1999, February 8, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

•                  Amendments dated September 1, 2006, January 1, 2009 and August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•                  Amendments dated January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, July 1, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•                  Amendments dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                  Amendments effective January 1, 2012 and July 30, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                  Amendment effective February 8, 1999 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•                  Amendment effective May 1, 2012 and May 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

•                  Amendment effective August 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•                  Amendments effective August 28, 2014 and August 28, 2014 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

•                  Amendments effective October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

vi.                                   Swiss Re Life & Health America Inc.

a.              BST Modified Coinsurance Agreement (MML Bay State Life Insurance Company and Swiss Re Life & Health America Inc.) dated December 29, 2016 (Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on November 21, 2017) — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-82060 filed November 21, 2017

Exhibit (h)                                       i.                                          Participation, Selling, Servicing Agreements:

a.     AIM Funds (Invesco Funds)

1.     Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, AIM Distributors, Inc., and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 033-57340 filed April 27, 2006

•      Amendment No. 1 dated and effective April 30, 2010 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April 25, 2012

•      Form of Amendment No. 2 to Participation Agreement *

2.     Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•      Form of Amendment No. 1 to Financial Support Agreement *

3.     Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•      Form of Amendment No. 1 to Administrative Services Agreement *

b.              American Century Funds

1.              Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•                  Amendments Nos. 1 (MML Bay State Life Insurance Company becomes a party to the Agreement), 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•                  Amendment No. 5 effective as of November 1, 2008 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

•                  Amendment No. 6 effective as of March 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•                  Amendment No. 7 effective July 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

c.              Fidelity® Funds

1.              Participation Agreement dated June 1, 1999 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 033-82060 filed April 28, 2008

2.              Letter of Consent and Amendment dated May 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 033-82060 filed April 29, 2009

3.              Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

d.               MML Funds

1.              Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

•                  First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•                  Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                  Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•                  Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

•                  Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

•                  Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•                  Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

•                Eighth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

e.              MML II Funds

1.              Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

•                  First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•                  Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                  Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•                  Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

•                  Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•                  Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

•                  Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•                  Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

•                  Tenth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

f.                T. Rowe Price Funds

1.              Participation Agreement dated as of April 28, 1999 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 033-82060 filed April 28, 2008

•                  Amendment effective August 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 033-82060 filed April 28, 2008

•                  Amendment effective March 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 033-82060 filed April 25, 2013

ii.                                       Shareholder Information Agreements (Rule 22c-2 Agreements)

a.     AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•                  Form of Amendment No. 1 *

b.              American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

c.              Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

d.               MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

e.              MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

f.                T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•                  Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

Exhibit (i)                                           Not Applicable

Exhibit (j)                                          Not Applicable

Exhibit (k)                                       Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 033-82060 filed April 28, 2010

Exhibit (l)                                           Not Applicable

Exhibit (m)                                   Not Applicable

Exhibit (n)                                       i.                  Auditor Consents:

•                  Separate Account Financial Statements *

•                  Company Financial Statements *

ii.               Powers of Attorney for:

•                  Roger W. Crandall

•                  Michael R. Fanning

•                  Michael J. O’Connor

•                  Elizabeth A. Ward

— Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

iii.            Power of Attorney for:

•                  Sean Newth

— Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-82060 filed November 21, 2017

Exhibit (o)                                       Not Applicable

Exhibit (p)                                       Not Applicable

Exhibit (q)                                       SEC Procedures Memorandum dated April 27, 2020, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

*filed herewith

Item 27.                                      Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company

Roger W. Crandall, Director (Chairman),	Michael R. Fanning, Director and Executive
President, and Chief Executive Officer	Vice President
(principal executive officer)	1295 State Street
1295 State Street B101	Springfield, MA 01111
Springfield, MA 01111

Michael J. O’Connor, Director, Senior Vice	Elizabeth A. Ward, Director, Executive Vice
President, and General Counsel	President, and Chief Financial Officer
1295 State Street	(principal financial officer)
Springfield, MA 01111	1295 State Street
Springfield, MA 01111

Principal Officers of MML Bay State Life Insurance Company (other than those who are also Directors, as referenced above):

Sean Newth, Senior Vice President and Corporate	Todd G. Picken, Vice President and Treasurer
Controller	1295 State Street
(principal accounting officer)	Springfield, MA 01111
1295 State Street
Springfield, MA 01111

Akintokunbo Akinbajo, Corporate	M. Timothy Corbett, Executive Vice President
Secretary	1295 State Street
1295 State Street	Springfield, MA 01111
Springfield, MA 01111

Item 28.           Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 24 in Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 28, 2020.

Item 29.           Indemnification

MML Bay State directors and officers are indemnified under Article V of the By-laws of MML Bay State, as set forth below.

ARTICLE V of the By-laws of MML Bay State provide for indemnification of directors and officers as follows:

“ARTICLE V

INDEMNIFICATION

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.           Principal Underwriters

(a)         MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)         MMLIS and MSD are the principal underwriters for this policy. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd., Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd., Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd., Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd., Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Nick DeLuca	Regional Vice President	11001 North Black Canyon Highway Phoenix, AZ 85209

David Cove	Regional Vice President	*

Jack Yvon	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*              1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Eric Wietsma	Director, Chairman of the Board, Chief Executive Officer and President	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

Susan Scanlon	Chief Compliance Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

Paul LaPiana	Vice President	*

Vincent Baggetta	Chief Risk Officer	*

*     1295 State Street, Springfield, MA 01111-0001

(c)          Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.                                                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.                                                  Management Services

Not Applicable

Item 33.                                                  Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the Variable Life Select (“VLS”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 (Securities Act) and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 30 to Registration Statement No. 033-82060 to be signed on its behalf by the undersigned, duly authorized, in the town of Ellington, and the State of Connecticut on this 27th day of April, 2020.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
MML Bay State Life Insurance Company

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 30 to Registration Statement No. 033-82060 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director, President and Chief Executive Officer	April 27, 2020
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 27, 2020
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	April 27, 2020
Sean Newth	(principal accounting officer)

MICHAEL J. O’CONNOR *	Director	April 27, 2020
Michael J. O’Connor

MICHAEL R. FANNING *	Director	April 27, 2020
Michael R. Fanning

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 26.	Exhibit h	i.	a.	1.	Form of AIM Amendment No. 2 to Participation Agreement

Item 26.	Exhibit h	i.	a.	2.	Form of AIM Amendment No. 1 to Financial Support Agreement

Item 26.	Exhibit h	i.	a.	3.	Form of AIM Amendment No. 1 to Administrative Services Agreement

Item 26.	Exhibit h	ii.	a.	Form of AIM Amendment No. 1 to Shareholder Information Agreement

Item 26.	Exhibit n	i.	Auditor Consents
				•	Separate Account Financial Statements
				•	Company Financial Statements